UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.     )

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Basic Energy Services, Inc.

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Basic Energy Services, Inc.

801 Cherry Street, Suite 2100

Fort Worth, Texas 76102

NOTICE OF THE 2015
ANNUAL MEETING OF STOCKHOLDERS

The 2015 Annual Meeting of Stockholders of Basic Energy Services, Inc. will be held on Thursday, May 21, 2015, at 10:00 a.m. local time, at the Fort Worth Club, located at 306 W 7th Street, Fort Worth, Texas 76102,  for the following purposes:

1.	To elect three Class I directors to serve a three-year term;
2.

To approve the Sixth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan, including amendments to increase the number of shares of our common stock authorized for issuance thereunder from 10,350,000 shares to 11,350,000 shares, and a related extension of the term of the 2003 Incentive Plan;

3.	To approve, on a non-binding advisory basis, our named executive officer compensation;
4.	To ratify the appointment of KPMG LLP as our independent auditor for fiscal year 2015; and
5.	To transact such other business as may properly come before the meeting, or any adjournment of it.

Stockholders of record at the close of business on April 8, 2015 are entitled to vote at the meeting or any adjournment. A list of such stockholders will be available for examination by a stockholder for any purpose germane to the meeting during ordinary business hours at our offices at 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102 during the ten days prior to the meeting. Stockholders holding at least a majority of the outstanding shares of our common stock are required to be present or represented by proxy at the meeting to constitute a quorum.

Please note that space limitations make it necessary to limit attendance at the meeting to stockholders, though each stockholder may be accompanied by one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m., and seating will begin at 9:45 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts must bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting. You may obtain directions to the Fort Worth Club by calling  ~~(~~817) 334-4100.

By Order of the Board of Directors,

Alan Krenek,
Secretary

Fort Worth, Texas
April 20, 2015

Important Notice Regarding the Availability of Proxy Materials for the 2015 Annual Meeting of Stockholders to Be Held on May 21, 2015: This notice, the proxy statement for the 2015 Annual Meeting of the Stockholders and our annual report on Form 10-K for the fiscal year ended December 31, 2014 are available at https://materials.proxyvote.com/06985P.

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

i

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 21,  2015

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors in connection with the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of Basic Energy Services, Inc., a Delaware corporation (the “Company”), to be held at the Fort Worth Club, located at  306 W 7th Street, Fort Worth, Texas 76102, on Thursday, May 21,  2015, at 10:00 a.m. local time. Stockholders of record at the close of business on April 8, 2015 are entitled to notice of, and to vote at, the meeting and at any postponement or adjournment thereof.

When a properly executed proxy is received prior to the meeting, the shares represented will be voted at the meeting in accordance with the directions noted on the proxy. A proxy may be revoked at any time before it is exercised by submitting a written revocation or a later-dated proxy to the Secretary of the Company at the mailing address provided below or by attending the meeting in person and so notifying the inspector of elections.

Management does not intend to present any business for a vote at the 2015 Annual Meeting other than (i) the election of directors, (ii) the approval of the Sixth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan, as amended (the “2003 Incentive Plan”), including amendments therein to increase the number of shares of our common stock authorized for issuance thereunder and a related extension of the term of the 2003 Incentive Plan,  (iii) the approval, on a non-binding advisory basis, of our named executive officer compensation, and (iv) the ratification of KPMG LLP as the Company’s independent auditor for fiscal year 2015. Unless stockholders specify otherwise in voting instructions to their broker, their shares (i) will not be voted in (a) the election of the nominees listed in this proxy statement, (b) the approval of the 2003 Incentive Plan, including amendments therein to increase the number of shares of our common stock authorized for issuance thereunder and a related extension of the term of the 2003 Incentive Plan,  or (c) the advisory approval of executive compensation, and (ii) will be voted FOR the ratification of KPMG LLP as the Company’s independent auditor. If other matters requiring the vote of stockholders properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies held by them in accordance with their judgment.

The complete mailing address of the Company’s executive offices is 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102. The approximate date on which this proxy statement and the accompanying proxy card are first being sent or given to the stockholders of the Company is April 20,  2015.

VOTING PROCEDURES

A majority of the outstanding shares of our common stock present in person or represented by proxy at the 2015 Annual Meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be included in determining whether a quorum is present at the 2015 Annual Meeting. Broadridge Financial Solutions, Inc. will tabulate all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting. The Company will appoint an inspector of elections at the meeting.

The affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of each nominee for director. The affirmative vote of holders of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for (i) the approval, on a non-binding advisory basis, of our named executive officer compensation,  (ii) the approval of the amendment to the 2003 Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder and a related extension of the term of the 2003 Incentive Plan,  (iii)  ratification of KPMG LLP as the Company’s independent auditor and (iv) any other matters presented for a vote of stockholders.

Abstentions will not count as votes cast for the election of directors or for any other proposal. As a result, abstentions will have no effect on Proposal 1 and will have the same practical effect as votes against Proposal 2, Proposal 3, Proposal 4 and each other proposal presented for a vote at the 2015 Annual Meeting. Brokers do not have discretionary voting authority with respect to the election of directors or executive compensation matters. Accordingly, broker non-votes will not have any effect on Proposal 1, Proposal 2 or Proposal 3. Because brokers generally have discretionary authority to vote on the ratification of our independent auditor, broker non-votes are generally not expected to result from the vote on Proposal 4.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

VOTING SECURITIES

On April 8, 2015,  the record date, there were outstanding 42,643,875 shares of our common stock held of record by approximately 415 persons. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of our common stock held on the record date. Stockholders do not have cumulative voting rights.

PROPOSAL 1:
ELECTION OF DIRECTORS

Board of Directors.    The Company’s Bylaws provide for the Board of Directors to serve in three classes having staggered terms of three years each.  Three Class I directors will be elected at the 2015 Annual Meeting to serve for a three-year term expiring at the Annual Meeting of Stockholders in 2018. Pursuant to Delaware law, in the event of a vacancy on the Board of Directors, a majority of the remaining directors will be empowered to elect a successor, and the person so elected will hold office for the remainder of the full term of the director whose death, retirement, resignation, removal, disqualification or other cause created the vacancy and thereafter until the election of a successor director.

Recommendation; Proxies.  The Board of Directors recommends a vote FOR each of the nominees named below. The persons named in the enclosed proxy card will vote all shares over which they have discretionary authority FOR the election of the nominees named below. Although the Board of Directors does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed persons will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.

Nominees.  The following table sets forth information for each nominee. Each nominee has consented to be named in this proxy statement and to serve as a director, if elected.

Name	Principal Occupation	Age	Director Since	Class
Steven A. Webster

Mr. Webster has served as a director of Basic Energy Services since 2001. Since July 2005, Mr. Webster has served as Co-Managing Partner of Avista Capital Holdings, L.P., a private equity firm he co-founded focused on investments in energy, healthcare and other industries. From 2000 until June 2005, Mr. Webster served as Chairman of Global Energy Partners, a specialty group within Credit Suisse’s Alternative Capital Division that made investments in energy companies. From 1998 to May 1999, Mr. Webster served as Chief Executive Officer and President of R&B Falcon Corporation, and prior to that was Chairman and Chief Executive Officer of Falcon Drilling Company, both offshore drilling contractors. Mr. Webster currently serves as Chairman of Carrizo Oil & Gas, Inc. and as a director of Hercules Offshore, Inc., Era Group Inc., Camden Property Trust, Oceaneering International, and various privately held companies. Mr. Webster previously served as a director of SEACOR Holdings Inc. (2005 to January 2013); Geokinetics Inc. (1997 to April 2013); Pinnacle Gas Resources, Inc. (2003 to June 2009); Encore Bancshares, Inc. (2000 to May 2009); Solitario Exploration & Royalty Corp. (2006 to March 2009); Grey Wolf, Inc. (1996 to December 2008); and Hi-Crush GP LLC, the general partner of Hi-Crush Partners LP (2012 to February 2015). Mr. Webster was the founder and an original shareholder of Falcon, a predecessor to Transocean, Inc., and was a co-founder and original shareholder of Carrizo. Mr. Webster holds a B.S.I.M. from Purdue University, an M.B.A. from Harvard Business School and an honorary doctorate in management from Purdue University.

		63	2001	I

Sylvester P. Johnson, IV

Mr. Johnson has served as a director of Basic Energy Services since 2001. Mr. Johnson has served as President and Chief Executive Officer and a director of Carrizo Oil & Gas, Inc. since December 1993. Prior to that, he worked for Shell Oil Company for 15 years. His managerial positions included Operations Superintendent, Manager of Planning and Finance and Manager of Development Engineering. He also served as a director of Pinnacle Gas Resources, Inc. from 2003 until January 2011. Mr. Johnson is a Registered Petroleum Engineer and has a B.S. in Mechanical Engineering from the University of Colorado.

		59	2001	I

T. M. “Roe” Patterson

Mr. Patterson has 20 years of related industry experience. He was named our President and Chief Executive Officer and appointed as a Director in September 2013. From 2006 to September 2013, Mr. Patterson worked for Basic in positions of increasing responsibility: as our Senior Vice President and Chief Operating Officer from April 2011 until September 2013, as a Senior Vice President from September 2008 until April 2011 and as a Vice President from February 2006 until September 2008. Prior to joining Basic, he was President of TMP Companies, Inc. from 2000 to 2006. He was a Contracts/Sales Manager at Patterson Drilling Company from 1996 to 2000. From 1995 to 1996, he was employed as an Engine Sales Manager at West Texas Caterpillar.  Mr. Patterson graduated with a B.S. degree in Biology from Texas Tech University.

	40	2013	I

Other Directors.  The following table sets forth certain information for the Class II and Class III directors, whose terms will expire at the Annual Meetings of Stockholders in 2015 and 2016, respectively.

William E. Chiles

Mr. Chiles has served as a director of Basic Energy Services since 2003. Mr. Chiles served as the Chief Executive Officer and President and a director of Bristow Group Inc. (formerly Offshore Logistics, Inc.), a provider of helicopter transportation services to the worldwide offshore oil and gas industry, from July 2004 to July 2014. He now serves as a Senior Consultant and CEO Emeritus. He also serves as a Managing Partner at Pelican Energy Partners, a private equity firm.  Mr. Chiles served as Executive Vice President and Chief Operating Officer of Grey Wolf, Inc. from March 2003 until June 2004. Mr. Chiles served as Vice President of Business Development at ENSCO International Incorporated from August 2002 until March 2003. From August 1997 until its merger into an ENSCO International affiliate in August 2002, Mr. Chiles served as President and Chief Executive Officer of Chiles Offshore Inc. Mr. Chiles currently serves on the board of directors of Gulf Island Fabrication, Inc. Mr. Chiles has a B.B.A. in Petroleum Land Management from the University of Texas and an M.B.A. in Finance and Accounting with honors from Southern Methodist University.

	66	2003	II

Robert F. Fulton

Mr. Fulton has served as a director of Basic Energy Services since 2001. Mr. Fulton served as President and Chief Executive Officer of Frontier Drilling ASA, an offshore oil and gas drilling and production contractor, from September 2002 through July 2010. From December 2001 to August 2002, Mr. Fulton managed personal investments. Prior to December 2001, Mr. Fulton spent most of his business career in the energy service and contract drilling industry. He served as Executive Vice President and Chief Financial Officer of Merlin Offshore Holdings, Inc. from August 1999 until November 2001. From 1998 to June 1999, Mr. Fulton served as Executive Vice President of Finance for R&B Falcon Corporation, during which time he closed the merger of Falcon Drilling Company with Reading & Bates Corporation to create R&B Falcon Corporation and then the merger of R&B Falcon Corporation with Cliffs Drilling Company. Mr. Fulton has served as a director of Carrizo Oil & Gas, Inc. since November 2012. He graduated with a B.S. degree in Accountancy from the University of Illinois and an M.B.A. in finance from Northwestern University.

	63	2001	II

Antonio O. Garza, Jr.

Mr. Garza has served as a director of Basic Energy Services since 2009. Mr. Garza currently acts as Counsel in the Mexico City office of White & Case LLP, an international practice law firm, and serves as Chairman of Vianovo Ventures, a management and communications consultancy. Prior to joining Vianovo and White & Case in June 2009, Mr. Garza served as U.S. Ambassador to Mexico from 2002 through January 2009. In 1998, Mr. Garza was elected to the Texas Railroad Commission and served as Chairman of the Commission from 1999 to 2002. Mr. Garza currently serves as a director of Kansas City Southern, a publicly traded transportation holding company with railroad investments in the United States, Mexico and Panama, and as a director of MoneyGram, a global money transfer company. Mr. Garza formerly served on the boards of BBVA Compass and the U.S. holding companies of BBVA Compass. Mr. Garza holds a B.B.A. from the University of Texas at Austin and a J.D. from Southern Methodist University School of Law.

	55	2009	II

James S. D’Agostino, Jr.

Mr. D’Agostino has served as a director of Basic Energy Services since 2004. Mr. D’Agostino is currently Managing Director of Encore Interests LLC, which is involved in banking and investments. Additionally, Mr. D’Agostino is Chairman of the Board of Houston Trust Company, a privately owned trust company headquartered in Houston, Texas, and a director of Community Trust Financial Corporation, a privately owned bank holding company headquartered in Ruston, Louisiana, positions he has held since March 2013. Mr. D’Agostino served as Chairman of the Board and Chief Executive Officer of Encore Bancshares, Inc., a banking, wealth management and insurance services holding company formerly listed on the NASDAQ Global Market, and served as Chairman for its subsidiary, Encore Bank, N.A., from July 2009 until Encore’s merger with Cadence Bank in July 2012. He had previously served as Encore Bank’s Chairman, President and Chief Executive Officer from November 1999 to July 2009. From 1998 to 1999, Mr. D’Agostino served as Vice Chairman and Group Executive, and from 1997 until 1998, he served as President, Member of the Office of Chairman and a director, of American General Corporation. Mr. D’Agostino graduated with an economics degree from Villanova University and a J.D. from Seton Hall University School of Law and has completed the Advanced Management Program at Harvard Business School.

	68	2004	III

Kenneth V. Huseman

Mr. Huseman has served as a director of Basic Energy Services since 1999. He is currently self-employed in real estate investment and ranching. Mr. Huseman previously served as our President and Chief Executive Officer from 1999 until September 2013. Prior to joining Basic, he was Chief Operating Officer at Key Energy Services from 1996 to 1999. He was a Divisional Vice President at WellTech, Inc., from 1993 to 1996. From 1978 to 1993, he was employed at Pool Energy Services Co., where he managed operations throughout the United States. Mr. Huseman previously served as a director of Natural Gas Services Group, Inc. from June 2011 until February 2013.  Mr. Huseman graduated with a B.B.A. degree in Accounting from Texas Tech University.

	62	1999	III

Thomas P. Moore, Jr.

Mr. Moore has served as a director of Basic Energy Services since 2005. Mr. Moore was a Senior Principal of State Street Global Advisors, the head of Global Fundamental Strategies, and a member of the Senior Management Group from 2001 through July 2005. Mr. Moore retired from this position in July 2005. From 1986 through 2001, he was a Senior Vice President of State Street Research & Management Company and was head of the State Street Research International Equity Team. From 1977 to 1986 he served in positions of increasing responsibility with Petrolane, Inc., including Administrative Vice President (1977-1981), President of Drilling Tools, Inc., an oilfield equipment rental subsidiary (1981-1984), and President of Brinkerhoff-Signal, Inc., an oil well contract drilling subsidiary (1984-1986). Mr. Moore is a Chartered Financial Analyst and holds an M.B.A. degree from Harvard Business School.

	76	2005	III

Director Experience, Qualifications, Attributes and Skills.  The following is a brief discussion of the experience, qualifications, attributes or skills that led to the conclusion that the following persons should serve as a director of the Company. Only one of our directors, Mr. Patterson, is an officer of the Company. Mr. Patterson, our Chief Executive Officer, has over 20 years of experience in our industry. The relevant experience, qualifications, attributes and skills of our outside directors include: for Mr. Chiles, oil and gas drilling and other oilfield services; for Mr. D’Agostino, banking, investment management and insurance; for Mr. Fulton, oil and gas drilling; for Mr. Garza, political, regulatory and foreign (Mexico); for Mr. Johnson, oil and gas (including as a Registered Petroleum Engineer); for Mr. Moore, investment management (including as a Chartered Financial Analyst), oilfield service and audit committee financial expertise; for Mr. Huseman, oil and gas drilling and other oilfield services; and for Mr. Webster, oil and gas, oilfield service, private equity and other public company board experience.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Board of Directors

Meetings.  During fiscal 2014, the Board of Directors held six meetings of the full Board and 18 meetings of committees. The Nominating and Corporate Governance Committee held four meetings, the Compensation Committee held six meetings and the Audit Committee held eight meetings during fiscal 2014. In addition, the Company’s independent auditors and management meet with the Audit Committee Chairman prior to the issuance of earnings press releases, and the other members of the Audit Committee are invited to attend these meetings. While the Company does not have a specific policy about director attendance at annual meetings of stockholders, all directors are expected to attend meetings of the Board (and any committees thereof on which they serve) either in person or telephonically unless exigencies prevent them from attending. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings of committees of the Board on which he served (during the periods that he served). Our non-management directors meet at regularly scheduled executive sessions presided over by our Chairman, Mr. Webster. Additionally, our independent directors meet at least once a year without members of management or non-independent directors present. Messrs. Chiles, D’Agostino, Fulton, Garza, Huseman, Johnson, Moore, Patterson and Webster attended our 2014 annual meeting of stockholders.

Compensation.  Directors who are our employees do not receive a retainer or fees for service on the Board or any committees. We pay non-employee members of the Board for their service as directors. For 2014, directors who were not employees received an annual fee of $35,000. In addition, the chairman of each committee received the following annual fees: Audit Committee — $15,000; Compensation Committee — $10,000; and Nominating and Corporate Governance Committee — $10,000. Directors who were not employees received a fee of $2,000 for each Board meeting attended whether in person or telephonically. For committee meetings, directors who were not employees received a fee of $2,000 for each committee meeting attended whether in person or telephonically. In addition, since our 2005 initial public offering, each non-employee director has received, upon election to the Board,  37,500 shares of restricted stock that vest ratably over three years.

In March 2014,  Mr. Huseman was granted 1,250 shares of restricted stock that vest ratably over three years and Messrs. Chiles, D’Agostino, Fulton, Garza, Johnson, Moore and Webster were granted 5,000 shares of restricted stock that vest ratably over three years. Our Chairman was also granted an additional 2,000 shares of restricted stock that vest ratably over three years and an additional $30,000 in cash as consideration for services in his capacity as Chairman.  In March 2015, each non-employee director was granted 10,000 shares of restricted stock that vest ratably over three years. Our Chairman was also granted an additional 5,000 shares of restricted stock that vest ratably over three years and an additional $30,000 in cash as consideration for services in his capacity as Chairman.

For additional information regarding fees earned for services as a director effective in 2014, see “Compensation Discussion and Analysis — Board Process — Compensation of Directors.” Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or committees and for other reasonable expenses related to the performance of their duties as directors.

Independence.  Our Board of Directors currently consists of nine members, including seven members determined by our Board to be independent — Messrs. Chiles, D’Agostino, Fulton, Garza, Johnson, Moore and Webster.

The Board has determined that Messrs. Chiles, D’Agostino, Fulton, Garza, Johnson, Moore and Webster are independent as that term is defined by rules of the New York Stock Exchange and, in the case of the Audit Committee, rules of the Securities and Exchange Commission (“SEC”). In determining that each of these directors is independent, the Board considered that the Company and its subsidiaries in the ordinary course of business sell products and services to other companies, including those at which one of the directors serves as an executive officer and director. In particular, Carrizo Oil & Gas, Inc., a company for which Mr. Johnson serves as President and Chief Executive Officer and a director and Mr. Webster serves as Chairman of the Board, uses the services of the Company, but such services represented less than 2% of Carrizo’s revenues in the past three years.  In each case, these transactions did not automatically disqualify the directors from being considered independent under the NYSE rules. The Board also determined that these transactions were not otherwise material to the Company or to the other company involved in the transactions and that none of our directors had a material interest in the transactions with these companies.  The Board also considered the prior roles of Mr. Webster and Mr. Fulton as executives of affiliates of Credit Suisse, our largest stockholder until its disposition of shares during January 2015.  Based upon its review, the Board of Directors has affirmatively determined that each of these directors is independent and that none of these directors has a material relationship with the Company.

Stockholder and Interested Party Communications with the Board of Directors.  Stockholders and interested parties may communicate directly with the Board or a particular director by sending a letter to the attention of the Board or the particular director(s), as applicable, c/o Secretary, Basic Energy Services, Inc., 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102. Stockholder communications must contain a clear notation on the mailing envelope indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” Additionally, if the enclosed letter is from an interested party, the mailing envelope must contain a clear notation indicating that it is an “Interested Party-Board Communication”

or an “Interested Party-Director Communication,” as applicable. All such letters must identify the author as a stockholder and/or interested party and clearly state whether the intended recipients are all members of the Board, certain specified individual directors or a group of directors, such as the non-management directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Committees

All of the directors on our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are currently independent in compliance with the requirements of the Sarbanes Oxley Act of 2002, the NYSE listing standards and SEC rules and regulations. The following table shows the committees on which each director serves:

Nominating
and Corporate
Director	Audit	Governance	Compensation
Steven A. Webster
T.M. “Roe” Patterson
James S. D’Agostino, Jr.	X		X
William E. Chiles	X		X
Robert F. Fulton		X
Antonio O. Garza, Jr.			X
Kenneth V. Huseman
Sylvester P. Johnson, IV		X
Thomas P. Moore, Jr.	X	X

Audit Committee.  The responsibilities of the Audit Committee, composed of Messrs. Moore (Chairman), Chiles and D’Agostino, include, among others:

•	to appoint, engage and terminate our independent auditors;
•	to approve fees paid to our independent auditors for audit and permissible non-audit services in advance;
•	to evaluate, at least on an annual basis, the qualifications, independence and performance of our independent auditors;
•	to review and discuss with our independent auditors reports provided by the independent auditors to the Audit Committee regarding financial reporting issues;
•	to review and discuss with management and our independent auditors our quarterly and annual financial statements prior to our filing of periodic reports;
•	to establish and maintain procedures for the receipt, retention and treatment of complaints received by us and concerns of employees regarding accounting and auditing matters;
•	to review our procedures for internal auditing and the adequacy of our disclosure controls and procedures and internal control over financial reporting; and
•	to evaluate its own performance at least annually and deliver a report setting forth the results of such evaluation to the Board.

To promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Board of Directors has determined that Messrs. Moore and D’Agostino are “audit committee financial experts.” The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).

Nominating and Corporate Governance Committee.  The responsibilities of the Nominating and Corporate Governance Committee, composed of Messrs. Johnson (Chairman), Fulton and Moore, include, among others:

•	to identify, recruit and evaluate candidates for membership on the Board and to develop processes for identifying and evaluating such candidates;
•

to annually present to the Board a list of nominees recommended for election to the Board at the annual meeting of stockholders, and to present to the Board, as necessary, nominees to fill any vacancies that may occur on the Board;

•	to adopt a policy regarding the consideration of any director candidates recommended by our stockholders and the procedures to be followed by such stockholders in making such recommendations;
•	to adopt a process for our stockholders to send communications to the Board;
•	to evaluate its own performance at least annually and deliver a report setting forth the results of such evaluation to the Board;
•	to oversee our policies and procedures regarding compliance with applicable laws and regulations relating to the honest and ethical conduct of our directors, officers and employees;
•	to have the sole responsibility for granting any waivers under our Code of Ethics and Corporate Governance Guidelines; and
•	to evaluate annually, based on input from the entire Board, the performance of the CEO and report the results of such evaluation to the Compensation Committee of the Board.

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).

The Nominating and Corporate Governance Committee has not established any minimum qualifications for non-employee director candidates that it recommends for nomination.

The Nominating and Corporate Governance Committee has established procedures for identifying and evaluating director nominees. Among the many factors considered in identifying and evaluating nominees, the Nominating and Corporate Governance Committee first considers the Board’s needs. Candidates will first be interviewed by the Nominating and Corporate Governance Committee. If approved by the Nominating and Corporate Governance Committee, candidates will then be interviewed by all other members of the Board. The full Board, with such interested directors recusing themselves as appropriate, will approve all final nominations after considering the recommendations of the Nominating and Corporate Governance Committee. The Chairman of the Board, acting on behalf of the other members of the Board, will extend the formal invitation to an approved candidate to stand for election to the Board.

While the Nominating and Corporate Governance Committee may consider diversity among other factors when considering director nominees, it does not have any specific policy with regard to diversity in identifying director nominees. In practice, however, the Nominating and Corporate Governance Committee has considered diversity as a significant factor, including in connection with the appointment of Mr. Garza to the Board during 2009.

Stockholders may nominate director candidates in accordance with the Company’s Bylaws. To summarize, such nominations must be made in writing to the Company’s Secretary at the Company’s principal executive offices. The recommendation must set forth certain information about both the nominee and the nominating stockholder(s). The foregoing is a summary, and the specific requirements and procedures of the Bylaws, including timing of proposals, control.

The stockholder’s notice must set forth as to each nominee all information relating to the nominee that may be required under United States securities laws to be disclosed in solicitations of proxies for the election of directors, including the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected. The stockholder’s notice must also set forth as to (i) the stockholder giving notice and (ii) if any, (A) the beneficial owner on whose behalf the nomination is made, (B) any affiliates or associates of such stockholder or any beneficial owner described in clause (A), and (C) each other person with whom any of the foregoing persons either is acting in concert with respect to the Company or has any agreement, arrangement or understanding (whether written or oral) for purpose of acquiring, holding, voting (except pursuant to a revocable proxy given in certain specified circumstances) or disposing of any capital stock of the Company or to cooperate in obtaining, changing or influencing the control of the Company (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses) (each person in clauses (A), (B) and (C) is referred to as a “Stockholder Associated Person”): (1) a description of each agreement, arrangement or understanding with any Stockholder Associated Person; (2) the name and record address, as they appear on the Company’s books, of the stockholder proposing such business, such stockholder’s principal occupation and the name and address of any Stockholder Associated Person; (3) the class or series and number of equity and other securities of the Company which are, directly or indirectly, held of record or beneficially owned by such stockholder or by any Stockholder Associated Person, the dates on which such stockholder or any Stockholder Associated Person acquired such shares and documentary evidence of such record or beneficial ownership; (4) a list of all Derivative Interests (as defined in the Bylaws) held of record or beneficially owned by the stockholder or any Stockholder Associated Person; (5) the name of each person with whom the stockholder or any Stockholder Associated Person has a Voting Agreement (as defined in the Bylaws); (6) details of all other material interests of each stockholder or any Stockholder Associated Person in the proposal of the nominee or any security of the Company (collectively, “Other Interests”); (7) a description of all economic terms of all such Derivative Interests, Voting Agreements or Other Interests and copies of all agreements and other documents relating to each such Derivate Interest, Voting

Agreement or Other Interest; and (8) a list of all transactions by such stockholder and any Stockholder Associated Person involving any securities of the Company or any Derivative Interests, Voting Agreements or Other Interests within the six-month period prior to the date of the notice.

To be timely, a stockholder’s notice given in the context of an annual meeting of stockholders shall be delivered to or mailed and received at the principal executive office of the Company not less than 90 days nor more than 120 days in advance of the first anniversary of the date of the Company’s previous year’s annual meeting of stockholders; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date of the previous year’s annual meeting, the notice must be received by the Company not less than 90 days nor more than 120 days prior to such annual meeting date or, if the first public announcement of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth (10th) day following the day on which the public announcement of the date of such meeting is first made by the Company.

If the information supplied by the stockholder is deficient in any material aspect or if the foregoing procedures are not followed, the Board or the chairman of the meeting may determine that the stockholder’s nomination should not be brought before the meeting and that the nominee is ineligible for election as a director of the Company. The Nominating and Corporate Governance Committee will not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

Compensation Committee.  The responsibilities of the Compensation Committee, composed of Messrs. Chiles (Chairman), D’Agostino and Garza, include, among others:

•	to evaluate and develop the compensation policies applicable to our executive officers and make recommendations to the Board with respect to the compensation to be paid to our executive officers;
•	to review, approve and evaluate on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer and our named executive officers;
•	to determine and approve our Chief Executive Officer’s compensation, including salary, bonus, incentive and equity compensation;
•	to review and make recommendations regarding the compensation paid to non-employee directors;
•	to review and make recommendations to the Board with respect to our incentive compensation plans and to assist the Board with the administration of such plans; and
•	to evaluate its own performance at least annually and deliver a report setting forth the results of such evaluation to the Board.

The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Ethics

The Board of Directors has adopted Corporate Governance Guidelines, which present a flexible framework within which the Board, supported by its committees, directs the affairs of the Company. The Board of Directors has also adopted a Code of Ethics that applies to the Company’s directors and executive officers, including its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Corporate Governance Guidelines and Code of Ethics are available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).

If the Company amends or waives the Code of Ethics with respect to the principal executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at this location on its website.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers. Officers are elected annually by the Board and serve until their successors are duly elected and qualified or until their earlier death, resignation or removal. As of April 8, 2015, the respective ages and positions of our executive officers are as follows:

Name	Age	Position
T. M. “Roe” Patterson	40	President, Chief Executive Officer and Director
Alan Krenek	59	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
James F. Newman	51	Senior Vice President — Region Operations
William T. Dame	54	Vice President — Pumping Services
Douglas B. Rogers	51	Vice President — Marketing
James E. Tyner	65	Vice President — Human Resources
Lanny T. Poldrack	47	Vice President — Safety and Operations Support
John Cody Bissett	40	Vice President, Controller and Chief Accounting Officer
Brett J. Taylor	42	Vice President — Equipment and Manufacturing

(1)	For biographical information on Mr. Patterson see “Proposal 1: Election of Directors” beginning on page 2.

Alan Krenek (Senior Vice President, Chief Financial Officer, Treasurer and Secretary) has 27 years of related industry experience. He has been our Vice President, Chief Financial Officer and Treasurer since January 2005. He became Senior Vice President and Secretary in May 2006. Prior to joining Basic, he held various financial management positions at Landmark Graphics Corp., Noble Corporation and Pool Energy Services Company. Mr. Krenek graduated with a B.B.A. degree in Accounting from Texas A&M University and is a Certified Public Accountant.

James F. Newman (Senior Vice President — Regional Operations) has 30 years of related industry experience and has been our Senior Vice President, Region Operations since November 2013. He previously served as our Group Vice President — Permian Business Unit from April 2011 until September 2013 and has been a Group Vice President since September 2008. Prior to joining Basic, he co-founded Triple N Services in 1986 and served as its President through May 2008. He initially served Basic as an Area Manager in the plugging and abandonment operations. Mr. Newman is a registered Professional Engineer and is active in the Society of Professional Engineers. Mr. Newman graduated with a B.S. in Petroleum Engineering from Colorado School of Mines.

William T. Dame (Vice President — Pumping Services) has 34 years of related industry experience. Mr. Dame joined Basic in 2003 and has served as our Vice President — Pumping Services since 2006. He previously served as our Vice President — PPW and RAFT Divisions from 2005 to 2006 and as a regional vice president from 2004 through 2005. Mr. Dame began his career in 1981 with Halliburton. From 1987 to 1997, he served as a vice president of Fleet Cementers, Inc., and from 1997 to 2003, he worked in various operational management positions at Plains Energy, Precision Drilling and New Force Energy Services. Mr. Dame attended Tarleton State University.

Douglas B. Rogers (Vice President — Marketing) has 32 years of related industry experience. He joined Basic in 2007 and serves as Vice President — Marketing after serving as Vice President — Contracts for the Drilling Division. Mr. Rogers was Vice President- Rocky Mountain Division for Patterson — UTI Drilling Company from March 2003 to June 2007. He also served as Western Division Sales Manager for Ambar Lonestar Fluid Services, a division of Patterson — UTI Drilling Company, from 1998 to 2003. He began his career in 1983 with Permian Servicing Company, where he managed well servicing operations. He continued in that capacity through Permian Servicing Company’s mergers with Xpert Well Service and Pride Petroleum Service until joining Zia Drill/Nova Mud in March 1997. Mr. Rogers graduated with a B.A. degree from Eastern New Mexico University.

James E. Tyner (Vice President — Human Resources) has been a Vice President since January 2004. From 1999 to June 2003, he was the General Manager of Human Resources at CMS Panhandle Companies, where he directed delivery of HR Services. Mr. Tyner was the Director of Human Resources Administration and Payroll Services at Duke Energy’s Gas Transmission Group from 1998 to 1999. From 1981 to 1998, Mr. Tyner held various positions at Panhandle Eastern Corporation. At Panhandle, he managed all Human Resources functions and developed corporate policies and as a Certified Safety Professional, he designed and implemented programs to control workplace hazards. Mr. Tyner received a B.S. in General Science and M.S. in Microbiology from Mississippi State University.

Lanny T. Poldrack (Vice President — Safety and Operations Support) has 28 years of related industry experience. He has served as our Vice President — Safety and Operations Support since April 2011. From April 2009 to April 2011, he served as a

Corporate Marketing Representative based in Houston, Texas. Prior to joining Basic, he spent 13 years at Cudd Energy Services where he held various technical sales and sales management positions for both well intervention and live well service divisions, the last 4 years of which he served as Business Development Manager for Cudd Well Control for both domestic and international operations in U.S., Canadian, Latin American, European, Middle Eastern and South East Asian markets. He began his oilfield career in West Texas as a technical field representative for Weatherford International, specializing in fishing and rental tools and hydraulic BOP systems. Mr. Poldrack graduated with an applied science degree from Odessa Junior College.

John Cody Bissett (Vice President, Controller and Chief Accounting Officer) has 13 years of related industry experience. He was appointed Basic’s Vice President, Controller and Chief Accounting Officer in March 2012. Mr. Bissett previously served as Basic’s Corporate Controller from July 2008 to March 2012 and as the Director of Financial Reporting from December 2007 to July 2008. Prior to joining Basic, Mr. Bissett was the Controller of Cap Rock Energy from November 2006 through December 2007, and previously held various roles in the accounting and finance function of Sirius Computer Solutions and the audit practice of KPMG LLP. Mr. Bissett graduated with an M.B.A. and a B.B.A. in Accounting from Angelo State University and is a Certified Public Accountant.

Brett J. Taylor (Vice President — Manufacturing and Equipment) has 22 years of related industry experience. He has been our Vice President of Manufacturing and Equipment since June 2013. Prior to joining Basic, he was President of Taylor Industries, LLC in Tulsa, Oklahoma from 2010 to 2013. From 2009 to 2010, he served as Executive Vice President of Sales and Marketing at Serva Group Manufacturing.  Before that, Mr. Taylor held positions of increasing responsibilities at Taylor Industries over an 11-year span. His tenure at Taylor included the role of Consultant, President of Sales from 2008 to 2009, President of Taylor from 2003 to 2008, General Manager & Vice President of Business Development from 2001 to 2003, and Sales and Marketing Manager from 1997 to 1999. Mr. Taylor graduated with a Bachelor of Business Degree from the University of Oklahoma.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of April 8,  2015 by (1) all persons who beneficially own more than 5% of the outstanding voting securities of the Company, to the knowledge of the Company’s management, (2) each current director, (3) each executive officer named in the Summary Compensation Table and (4) all current directors and executive officers as a group.

0

	Amount and Nature	Percent of
	of Beneficial	Shares
Name	Ownership	Outstanding

The Vanguard Group(1)	3,899,410	9.1%
BlackRock, Inc.(2)	3,356,839	7.9%
Dimensional Fund Advisors L.P.(3)	3,244,291	7.6%
Integrated Core Strategies (US) LLC(4)	2,324,649	5.5%
Balyasny Asset Management, L.P.(5)	2,256,516	5.3%
T.M. “Roe” Patterson(6)	601,501	1.4%
Alan Krenek(7)	238,281	*
James F. Newman(8)	188,657	*
William T. Dame (9)	140,145	*
James E. Tyner(10)	114,614	*
Steven A. Webster(11)(13)	1,463,691	3.4%
Thomas P. Moore, Jr.(12)(13)	145,000	*
Sylvester P. Johnson, IV(12)(13)	113,700	*
James S. D’Agostino, Jr.(12)(13)	86,625	*
Robert F. Fulton(12)(13)	132,043	*
Antonio O. Garza, Jr.(12)	46,333	*
William E. Chiles(12)(13)	54,000	*
Kenneth V. Huseman(14)	325,305	*
Directors and Executive Officers as a Group (17 persons)(15)	3,921,257	9.2%

*Less than one percent.

(1)

Based solely on information provided on Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2015. Vanguard reported sole voting power as to 44,946 shares, sole dispositive power as to 3,858,164 shares and shared dispositive power as to 41,246 shares. Vanguard’s principal business address is 100 Vanguard Blvd., Malvern, PA 19355.

(2)

Based solely on information provided on Schedule 13G filed by BlackRock, Inc. with the SEC on January 26, 2015. BlackRock reported sole voting power as to 3,356,839 shares and sole dispositive power as to all 3,356,839 shares. BlackRock’s principal business address is 55 East 52nd Street, New York, NY 10022.

(3)

Based solely on information provided on Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on February 5, 2015. Dimensional reported sole voting power as to 3,116,111 shares and sole dispositive power as to all 3,244,291 shares. Dimensional’s principal business address is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(4)

Based solely on information provided on Schedule 13G filed with the SEC on March 3, 2015 by: Integrated Core Strategies (US) LLC, ICS Opportunities, Ltd., Cognizant Holdings, Ltd., Integrated Assets, Ltd., Millennium International Management LP, Millennium International Management GP LLC, Millennium Management LLC and Israel A. Englander on March 3, 2015. Integrated Core Strategies and the other reporting persons currently report shared voting and dispositive power as to an aggregate 2,324,649 shares of our common stock.

The following address is the business address for the managing member of Millenium International Managmeent GP, LLC and Millenium Management, LLC: Israel A. Englander, 666 Fifth Avenue, New York, New York 10103. The following is the business address and the address of the principal executive offices and principal business of Integrated Core Strategies (US) LLC, ICS Opportunities, Ltd., Cognizant Holdings, Integrated Assets, Ltd., Millennium International Management LP, Millennium International Management GP LLC, Millennium Management LLC:  666 Fifth Avenue, New York, New York

10103.

(5)

Based on information provided on Schedule 13G filed with the SEC on March 27, 2015 by: Balyasny Asset Management  L.P.,  Atlas Master Fund, Ltd., Atlas Global, LLC,  Atlas Global Investments, Ltd.,  Atlas Institutional Fund, Ltd.,  Atlas Institutional Fund, LLC., Atlas Institutional Fund II, LLC, Atlas Institutional Fund II, Ltd.,  Atlas Global Japan Unit Trust,  Atlas Enhanced Master Fund, Ltd.,  Atlas Enhanced Fund, L.P.,  Atlas Enhanced Fund, Ltd, Lyxor/Balyasny Atlas Enhanced Fund, Limited, and Dmitry Balyasny.  Dmitry Blyasny and Balyasny Asset Management L.P. each report sole voting and dispositive power as to an aggregate 2,256,516 shares of our common stock.

The following address is the business address for sole managing member Balyasny Asset Management L.P.:  Dmitry Balyasny,  181 West Madison, Suite 3600, Chicago, IL 60602. The following is the business address and the address of the principal executive offices and principal business of Balyasny Asset Management L.P. which is the investment manager to each of the entities mentioned above: 181 West Madison, Suite 3600, Chicago, IL 60602.

(6)

Includes 435,537 shares of restricted stock, which are subject to forfeiture and generally vest over the next four years. Includes 20,000 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan.

(7)

Includes 138,758 shares of restricted stock, which are subject to forfeiture and generally vest over the next four years. Includes 40,000 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Includes 5,900 shares owned subject to bank pledges.

(8)	Includes 134,308 shares of restricted stock, which are subject to forfeiture and generally vest over the next four years.
(9)

Includes 88,673 shares of restricted stock, which are subject to forfeiture and generally vest over the next four years. Includes 10,000 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan.

(10)

Includes 82,336 shares of restricted stock, which are subject to forfeiture and generally vest over the next four years. Includes 15,000 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan.

(11)	Includes 21,999 shares of restricted stock, which are subject to forfeiture and generally vest over the next three years.
(12)	Includes 14,999 shares of restricted stock, which are subject to forfeiture and generally vest over the next three years.
(13)	Includes 5,000 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan.
(14)	Includes 67,822 shares of restricted stock, which are subject to forfeiture and generally vest over the next four years.
(15)

Includes an aggregate of 1,579,953 restricted shares, which are subject to forfeiture and remain subject to vesting, and an aggregate of 115,000 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information regarding shares of our common stock authorized for issuance under our equity compensation plans as of December 31, 2014:

0

Number of
Securities
		Weighted	Remaining
		Average Exercise	Available for
	Number of Securities	Price of	Future Issuance
	to be Issued Upon Exercise	Outstanding	Under Equity
Plan Category	of Outstanding Options	Options	Compensation Plans

Equity compensation plans approved by stockholders(1)	280,000	$19.05	1,659,169
Equity compensation plans not approved by stockholders	-	-	-
Total	280,000	$19.05	1,659,169

(1)	Consists of the Basic Energy Services, Inc. Fifth Amended and Restated 2003 Incentive Plan as amended effective May 22, 2013~~.~~

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis addresses compensation with respect to our named executive officers, including the actions and decisions of the Compensation Committee of our Board of Directors, which oversees our compensation policies and sets or recommends executive officer compensation, with respect to 2014 related compensation. For 2014, our named executive officers consisted of T.M. “Roe” Patterson, Alan Krenek, James F. Newman, William T. Dame and James E. Tyner.

Overview of Our Compensation Philosophy and Objectives. Our overall philosophy on compensation of our executive officers is to provide competitive salary levels and compensation incentives that:

•	attract, reward and retain individuals of the highest quality in these key positions;
•	recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality;
•	provide motivation toward, and reward the accomplishment of, corporate annual objectives;
•	align the executive officers’ compensation to stockholder interests; and
•	align the executive officers’ incentives with both the short-term and long-term goals of the Company.

We also have the following compensation objectives when setting the compensation programs for our executive officers:

•

provide a significant percentage of long-term equity compensation that is at-risk based on (i) predetermined performance criteria as well as (ii) time-based vesting that requires continued services with the Company;

•	maintain an opportunity for increased equity ownership by the Company’s executive officers; and
•	set compensation levels that are competitive within the oil and gas services industry and the broader oil and gas sector.

In addition, the Compensation Committee considers the anticipated tax treatment of the Company’s executive compensation program.

The exisiting Fifth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (as amended, the “2003 Incentive Plan”), which was adopted by the Board and has been approved by the Company’s stockholders was implemented to promote the interests of the Company by encouraging officers, employees, directors and consultants of the Company and its affiliates to acquire or increase their equity ownership in the Company and to provide a means for such persons to develop a sense of proprietorship and personal involvement in the development and financial success of the Company, thereby advancing the interests of both the Company and its stockholders. The 2003 Incentive Plan permits the granting of any or all of the following types of awards: stock options; restricted stock; performance awards; phantom shares; other stock-based awards; bonus shares; and cash awards, and it covers stock awards issued under the Company’s original 2003 Incentive Plan and predecessor equity plan.

All non-employee directors and employees of, or consultants to, the Company or any of its affiliates are eligible for participation under the 2003 Incentive Plan. The 2003 Incentive Plan is administered by the Compensation Committee. The Compensation Committee directly oversees the plan as it relates to officers of the Company and oversees the plan in general, its funding and award components, the type and terms of the awards to be granted and interprets and administers the 2003 Incentive Plan for all participants. Currently, no awards may be granted under the 2003 Incentive Plan after March 12, 2023.

The compensation program for our named executive officers during the periods covered under the Summary Compensation Table below included only very limited additional perquisites not offered to employees generally.

2014 Elements of Compensation. The executive compensation program for our named executive officers and other senior executive officers included four principal elements that, taken together, constitute a flexible and balanced method of establishing total compensation. These elements are:

•	base salary;
•	quarterly incentive bonus plan cash awards to certain executive officers (excluding our CEO and our CFO);
•	annual cash incentive bonuses; and
•	a long-term incentive program, which for performance year 2014 consisted of:

(i) restricted stock awards based on (A) Company performance objectives and (B) personal performance; and

(ii) a performance-based incentive program (the “PB Incentive Program”) based on the Company’s Total Stockholder Return (“TSR”) over a one-year period compared to that of a peer group of companies the (“PB Peer

Group”) as the applicable performance metric. The 2014 long-term incentive program and these two types of awards are discussed below under ‘‘— 2014 Long-Term Incentive Program.”

The Company’s executive compensation program is consistent with its philosophy of aligning executive officer compensation to stockholder interests by tying a significant portion of each executive officer’s compensation to performance.  Under the PB Incentive Program, executive compensation is based on the Company performing ahead of members of its selected PB Peer Group for TSR during a one-year comparison period. Similarly, the quarterly incentive bonus plan ties the compensation of the Company’s area, region, and division-level employees directly to the financial return on assets employed within their particular operations and ties corporate-level bonuses to the Company’s net income. Annual cash incentive bonuses and long-term incentive awards also take into account a set of Company and individual performance metrics used by the Compensation Committee.

The PB Incentive Program stock awards and the restricted stock awards under the Company’s long-term incentive program require the executive officers to remain in the employ of the Company throughout the applicable vesting period to receive the full benefit, subject to exceptions as applicable under certain agreements for termination of executive officers by the Company not for cause, termination by executive officers for good reason, the death or disability of the executive officers, or, under certain agreements and with additional limitations, the retirement of the executive officers. Both sets of equity awards are subject to time-based vesting and provide an opportunity for increased equity ownership by the executive officers to further the link between the executive officers’ interests, stockholder interests and the short-term and long-term goals of the Company.

Selection of Elements to Provide Competitive Levels of Compensation. The Compensation Committee generally attempts to provide the Company’s senior executive officers with a total compensation package that is competitive and reflective of the performance achieved by the Company compared to the performance achieved by the Company’s peers. The Compensation Committee has determined a competitive level of compensation for each executive officer based on information drawn from a variety of sources, including compensation surveys and proxy statements of other companies. The Compensation Committee engaged Pearl Meyer & Partners (“PM&P”) during 2014 to perform compensation consulting services for the Company.   During the periods covered by the Summary Compensation Table included in this proxy statement, the Compensation Committee attempted to set a total compensation package for each executive officer that is at the median of the total compensation package of officers in similar positions at companies in the peer group, while generally weighting a higher percentage of total compensation toward long-term incentive awards with time-based vesting features. Actual total compensation amounts could be above or below the median, depending on how the Company performs compared to the PB Peer Group during the relevant year, through the use of performance-based restricted stock awards and performance-based cash bonus awards.

For 2014 performance-year compensation, the Company (i) paid annual cash bonuses in early 2015 based on 2014 performance, (ii) granted performance-based restricted stock in the beginning of 2014 pursuant to the PB Incentive Program, which is subject to forfeiture depending on the Company’s TSR performance during the year, and (iii) granted restricted stock in the first quarter of 2014 that is subject only to time-based vesting. The time-based restricted stock vests over a three-year period beginning in March 2016. The number of shares “earned” under the performance-based restricted stock grants were determined in February 2015 based on the Company’s 2014 TSR performance and will also vest over a three-year period beginning in March 2016.

For 2014, the peer group companies used by PM&P were comprised of a combination of the Company’s direct competitors and other energy and energy services companies that experience similar market forces and are looked at similarly by the investment community. The list of peer group companies included (1) C&J Energy Services, Inc.; (2) Forum Energy Technologies, Inc; (3) Helix Energy Solutions Group, Inc.; (4) Helmerich & Payne, Inc.; (5)Hercules Offshore, Inc.; (6) Key Energy Services, Inc.; (7) Lufkin Industries Inc,; (8) Newpark Resources Inc.; (9) Oil States International Inc.; (10) Patterson-UTI Energy Inc.; (11) Pioneer Energy Services Corp.; (12) RPC Inc.; (13) Superior Energy Services, Inc.; (14) Team Inc.; (15) Tesco Corp.; (16) TETRA Technologies, Inc.; and (17) Unit Corporation.  Compensation norms for the group were adjusted for comparability of revenue size to the Company, and data is trended forward based on what PM&P believes is occurring with other companies. During February and March 2014, the Compensation Committee utilized peer group survey data from 2013 compensation as well as an internal compensation review by PM&P in establishing 2014 executive base salaries, the range for potential cash incentive bonuses, and aggregate long-term incentive plan payouts and equity awards. The Compensation Committee continued to weight compensation generally toward long-term incentives, particularly with respect to the CEO position, through the long-term incentive program which, as described, consists of restricted stock awards based upon Company and individual performance and PB incentive awards that pay out based upon relative TSR performance.

The employment agreements of our executive officers generally contain streamlined severance and non-competition provisions among our executive officers in three tiers:  Tier I includes the CEO position, Tier II includes executive officers holding the title of Senior Vice President (the CFO and the Senior Vice President – Region Operations) and our Vice President – Pumping Services, and our Vice President - Human Resources in a third tier. Severance benefits are discussed below under “— Severance Benefits.”

Mix and Allocation of Compensation Components. As noted above, the salary for our named executive officers can represent 100% of compensation in any given year when incentives do not pay out or long-term incentive program awards are not made. The following target percentage mixes would apply to the typical approach in establishing the total compensation for the Company’s executive officers for 2014. However, for the incentive elements, both annual bonus and long-term incentives, the ultimate payout level is contingent upon company performance so that actual compensation outcomes will vary from these targeted levels. Also, it is important to note that the influences of the timing of awards, availability of stock, individual performance, the Company’s financial performance and stock price performance following the end of the most recent fiscal year could significantly alter the grant date present value mix of compensation components as a percentage of total compensation:

Base Salaries. The Compensation Committee periodically reviews and establishes executive base salaries. Generally, base salaries are based on (1) the scope and complexity of the position held, (2) market survey data from comparable companies and (3) the incumbent’s competency level based on overall experience and past performance. In February 2014, our Compensation Committee, based on discussions with its compensation consultant, approved increased base salaries for 2014 for each of our named executive officers.  In February 2015, our Compensation Committee, based on discussions with its compensation consultant and management, also approved decreases in base salaries for 2015 for each of our named executive officers, which represented an equal or greater percentage decrease than those applied in general for employees company-wide.

Quarterly Incentive Bonus Plans. The Company has maintained three individual Quarterly Incentive Bonus Plans for management and administrative personnel. These plans address (1) area-level personnel, (2) non-administrative region- and division-level personnel and (3) non-administrative corporate-level personnel, except for the CEO, CFO and Senior Vice President-Region Operations. The Company also maintained an annual incentive bonus plan for executive officers. Employees participating under these plans were eligible for cash bonuses. Compensation potential and actual compensation received from all the plans are part of the cash compensation review process.

The purpose of the area, region, and division-level plans is to tie the compensation of the respective employees directly to the financial return on assets employed within their particular operations.

Messrs. Patterson,  Krenek and Newman did not participate in any of the Quarterly Incentive Bonus Plans during 2014. Messrs. Dame and Tyner each participated in the Quarterly Incentive Bonus Plans in 2014. All payments to Messrs. Dame and ~~Tyner~~ under such Quarterly Incentive Bonus Plans were deducted from the annual cash bonuses received by them in early 2015.

Annual Cash Bonuses (Non-Equity Incentive Plan Compensation). The purpose of annual cash bonuses under the 2003 Incentive Plan is to provide motivation toward, and reward the accomplishment of, corporate annual objectives and to provide a competitive compensation package that will attract, reward and retain individuals of the highest quality. The annual cash bonus awards to our named executive officers for 2014 paid in the first quarter of 2015 were paid as non-equity incentive plan compensation based upon the achievement of established corporate performance objectives.

The Compensation Committee annually establishes a set of metrics, which we refer to as our annual incentive compensation plan, for determining aggregate annual bonuses for our senior executive officers, including each of our named executive officers. The metrics for our annual incentive compensation plan for 2014 and 2015 are as follows (including relative weighting):

•	earnings per share (25%);
•	average return on capital employed versus target projections (20%);
•	safety record (based on total reportable incident rates (TRIR)) (15%);
•	preventable motor vehicle accident rate (PMVAR) (15%)
•	revenue growth (5%); and
•	personal performance , based on board discretion (20%).

Target bonus award levels for the Company’s executive officers during 2014 were established by senior management working with the Compensation Committee. Target levels represent the award level attainable when the plans are performed fully to expectations or plan and individual performance is rated accordingly. Potential annual cash awards for 2014 for our CEO ranged from zero to 180% of base salary, with a target level of 90%. Potential annual cash awards for 2014 for our Tier II named executive officers (Messrs. Krenek, Newman and Dame) ranged from zero to 150% of base salary, with a target level of 75%. Potential annual cash awards for 2014 for our Tier III named executive officer (Mr. Tyner) ranged from zero to 100% of base salary, with a target level of 50%. Where applicable, payments made under our Quarterly Incentive Bonus Plan offset the annual cash bonus awards.

The earnings (loss) per share factor used by the Compensation Committee in 2014 had an actual result that was higher than the maximum earnings per share level, resulting in a maximum bonus factor allocation for that metric (an earnings of $0.43 compared to a target of $0.01 loss). The actual result for average ROCE was 6.95% compared to a 4.80% target and resulted in maximum bonus factor allocation for that metric. The total reportable incident rate was 2.21 compared to a target of 2.30, and the preventable motor vehicle accident rate was 1.22 compared to a target of 1.58. Revenue was $1,491,297,000 compared to a target of $1,420,444,000. Based on these 2014 Company performance factors together with personal performance evaluations, the Compensation Committee awarded cash bonuses to each of our officers, including payments to Messrs. Dame and Tyner under the Quarterly Incentive Bonus Plan during 2014. Payments under these metrics were not “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. The established metrics for corporate performance objectives were not changed during 2014, but are discretionary insofar as they are subject to change at the Company’s discretion, including in the event of a material acquisition.

2014 Long-Term Incentive Program. During 2014, the Compensation Committee continued the engagement of PM&P to assist it in implementing a long-term incentive program for performance year 2014 pursuant to the 2003 Incentive Plan, including the development of performance measures to determine ultimate payouts.

For 2014, the Compensation Committee and the Board continued the use of a long-term incentive program consisting of the following equity awards:

Restricted Stock Awards		2014 PB Incentive Program Stock Awards
(Discretionary Awards)		(Performance-based Incentive Awards)
·	Granted in March 2014 and subject to time-based vesting over a four-year period from grant date	·	Share targets established in March 2014 and subject to being “earned” based on the Company’s TSR ranking during the 2014 fiscal year compared to that of the PB Peer Group
		·	“Earned” shares determined and issued in 2015
·	Vest in equal increments in March 2016, 2017 and 2018	·	Vest over a four-year period from the original award date in equal increments in March 2016, 2017 and 2018

The Compensation Committee utilized a TSR performance metric and the one-year performance period in connection with the 2014 PB Incentive Program, based on the Company’s historical performance and a desire to focus management on more current metrics relative to its peers during 2014. The 2014 PB Incentive Program is designed to motivate management to assist the Company in achieving a high level of long-term performance and is intended to link this portion of executive compensation to long-term stockholder value. The Compensation Committee generally attempts to provide the Company’s executive officers with a total compensation package that is competitive and reflective of the performance achieved by the Company compared to its peers, as well as weighted toward long-term equity awards. Aggregate stock or option holdings of the executive officer have no bearing on the size of a performance award.

Historically, the Compensation Committee has used grants of restricted stock that are subject only to time-based vesting to supplement the PB Incentive Program. During March 2014, the Compensation Committee determined that (i) grants of restricted stock would constitute approximately one half of long-term incentive compensation, with potential awards under the PB Incentive Program comprising the other half, and (ii) such grants of restricted stock would be made in March of the relevant performance year, with the three-year vesting period to commence in the second year following the year of grant. In March 2014, the Compensation Committee granted 2014 restricted stock awards that vest over a three-year period beginning March 2016. The Compensation Committee believes that granting 2014 restricted stock awards in the first quarter of the relevant performance year simplifies the timing of, as well as eliminates the “scorecard” approach for, such grants.

Consistent with historical practice, the Compensation Committee set the target, minimum and maximum number of restricted shares to award under the PB Incentive Program and determined the number of time-based restricted shares to award based on the closing sales price of the shares on the last trading day of the most recently completed fiscal year. The closing price of our common stock on December 31, 2014 was $7.01 per share. Given the volatility of our stock price and the general volatility of stock prices of companies in the oil and gas services sector and oil and gas industry in general, we intend in the future to use the average closing sales price during the last 20 trading days of the most recently completed fiscal year in order to determine the number of shares to issue for long-term equity incentive compensation. We believe that basing targeted potential equity compensation on an average trading price over a longer period as of the end of the prior fiscal year mitigates the potential impact of stock price volatility on any one trading day. Additionally, while short-term fluctuations in our stock price may positively or negatively affect the equity compensation of our executive officers at the date of grant, we believe that the vesting period of these awards reduces, if not eliminates, any short-term impact (including the deemed grant date fair value) due to the fact that the full value of our equity awards will not be realized until four years following the grant with respect to our 2014 grants.

As noted above, in March 2014, the Compensation Committee recommended, and the Board approved, the 2014 PB Incentive Program for executive officers and certain middle management personnel (a total of 24 participants for awards issued for performance year 2014). Under this plan, target, maximum and minimum award amounts are established for each participant during the 2014 performance year, and such participant may “earn” restricted stock at the end of the one-year performance period based on the Company’s performance over such one-year period. The performance measure is based on the Company’s ranking in TSR relative to that of companies in its selected PB Peer Group, subject to forfeiture or a negative adjustment of 100% if the Company ranks the worst or second worst out of the companies in the PB Peer Group. Shares that are determined to be “earned” in early 2015 remain subject to time-based vesting in one-third increments in each of the subsequent three years. The combination of the performance period and the vesting schedule results in the awards being realized by the executive officer over a period of 4 years from the initial date of the establishment of target, maximum and minimum award amounts.

Achievement of the maximum goals requires superior performance of the executive officers and the Company relative to the companies in the PB Peer Group, and the relative difficulty of achieving this performance may be affected by certain risk factors outside the control of the Company and the executive officers, including risk factors disclosed in the Company’s Form 10-K and other periodic filings. Target award levels for performance year 2014 were set for each participant based on a multiple of the recommended annual base salary of each executive officer.

For awards for performance year 2014, the PB Peer Group consisted of each of the following companies: (1) C&J Energy Services, Inc.; (2) Forbes Energy Services Ltd.; (3) Hercules Offshore Inc.; (4) Key Energy Services, Inc.; (5) Natural Gas Services Group, Inc.; (6) Oil States International, Inc.; (7) Patterson-UTI Energy Inc.; (8) Pioneer Energy Services Corp.; (9) Superior Energy Services, Inc.; (10) Team Inc.; (11) Tesco Corp.; (12) Tetra Technologies, Inc.; and (13) Forum Energy Technologies, Inc. The total maximum number of shares for all participants for the 2014 PB Incentive Program awards (150% of target) was 286,518 shares, of which 122,915 were determined in February 2015 to be “earned” shares that remain subject to time-based vesting in equal increments over a three-year period from the original grant date.

LTIP Payout Grids – Percentage of Equity Compensation

that may be Retained Based on Relative Total Stockholder Return

HERO	KEG	FES	BAS	TTI	CJES	PTEN	PES	TESO	FET	SPN	NGS	OIS	TISI
-82.0%	-80.61%	-64.67%	-56.48%	-50.48%	-43.98%	-33.32%	-30.45%	-30.16%	-25.57%	-22.91%	-21.04%	-18.88%	-2.23%

The awards under the 2014 PB Incentive Program, including performance-based awards, do not comply with the provisions of Internal Revenue Code Section 162(m).

Compensation for our Named Executive Officers. The 2014 and current 2015 salaries of our named executive officers were established by the entire Board of Directors at the recommendation of the Compensation Committee. The basis for selecting the severance benefits of each of the named executive officers as of December 31, 2014 is discussed below under “— Severance Benefits.”

CEO Compensation. A separate process of evaluating our CEO’s performance was conducted for purposes of determining his annual cash bonus for the 2014 fiscal year. In establishing Mr. Patterson’s annual cash bonus, the Compensation Committee’s considerations included: (1) earnings per share; (2) three-year average return on capital employed compared to our peer group; (3) our safety record based on total reportable incident rates; (4) our preventable motor vehicle accident rate; (5) our revenue growth; and (6) Mr. Patterson’s personal performance, including Mr. Patterson’s individual goals for fiscal 2014. Pursuant to the terms of his employment agreement, Mr. Patterson received a bonus for 2014 performance of $1,114,190.

Compensation of Other Named Executive Officers. The Compensation Committee reviewed the recommendations of the CEO regarding 2014 bonuses and awards. The Compensation Committee’s considerations included the same general Company performance-based factors as well as the individual performance of each of the officers. The other named executive officers were granted an annual cash bonus for 2014 performance as follows: (1) Mr. Krenek —  $548,298; (2) Mr. Newman —  $548,298;  (3) Mr. Dame —  $449,208; and (4)  Mr. Tyner —  $275,125, with such amounts being inclusive of any payments pursuant to the Quarterly Incentive Bonus Plans.

During 2014, the Compensation Committee elected to use two types of restricted stock awards (performance-based under the PB Incentive Program and time-based) as the primary component of long-term compensation for our executive officers. We believe that restricted stock awards more closely align the interests of management with the interests of our other stockholders by facilitating long-term share ownership by management. Finally, we undertake to provide a compensation package to our executive officers that is competitive with our peers, and the use of restricted stock as long-term incentive compensation has increased among our peer group compared to prior years.

Options. While options are available under the 2003 Incentive Plan, the Company has not awarded options in the past three years.  Options granted pursuant to the 2003 Incentive Plan may be either incentive options qualifying for beneficial tax treatment for the recipient as “incentive stock options” under Section 422 of the Code or non-qualified options. No person may be issued incentive stock options that first become exercisable in any calendar year with respect to shares having an aggregate fair market value, at the date of grant, in excess of $100,000. No incentive stock option may be granted to a person if at the time such option is granted the person owns stock representing more than 10% of the total combined voting power of all classes of the Company’s stock or any of its subsidiaries as defined in Section 424 of the Code, unless at the time incentive stock options are granted the purchase price for the option shares is at least 110% of the fair market value of the option shares on the date of grant and the incentive stock options are not exercisable after five years from the date of grant.

Section 162(m). The 2003 Incentive Plan permits the payment of qualified performance-based compensation within the meaning of Section 162(m) of the Code, which generally limits the deduction that the Company may take for compensation paid in excess of $1,000,000 to certain of the Company’s “covered officers” in any one calendar year unless the compensation is “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Prior stockholder approval of the 2003 Incentive Plan (assuming no further material modifications of the plan) will satisfy the stockholder approval requirements of Section 162(m) for the transition period beginning with the Company’s initial public offering in December 2005 and ending not later than the Company’s annual meeting of stockholders in 2023. While the Compensation Committee reserves the right to grant ad hoc or special awards at any time that are subject to the limits of deductibility, as noted above certain performance-based awards under the 2003 Incentive Plan (both time-based awards and awards under the 2014 PB Incentive Program) are also not administered consistent with the requirements of 162(m) for performance-based compensation.

Perquisites. The Company provides limited perquisites to its senior executive officers. Perquisites may include vehicle allowances, club memberships and long-term disability insurance. During 2014, those perquisites were provided to senior management based on individual employment agreements. Each category of perquisites and amounts are set forth in the footnotes to the Summary Compensation Table below under “Executive Compensation Matters.”

Severance Benefits. Pursuant to our employment agreements with each of the named executive officers, the named executive officers are entitled to severance payments in the event the executive officer is terminated at any time by us without “Cause” as defined in the agreements or the executive officer terminates his employment for “Good Reason” or retirement. In addition, each of the named executive officers is entitled to severance payments in the event of a change in control if the executive officer’s employment is terminated for certain reasons within the six months preceding or the twelve months following a change in control of the Company.

The severance payments outside a change in control are based on a multiple (for Mr. Patterson — 2.0 times; for Messrs. Krenek, Newman and Dame — 1.5 times; and for Mr. Tyner — 0.75 times) of the sum of the executive officer’s base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred.

The severance payments associated with a change in control are based on a multiple (for Mr. Patterson — 3.0 times; for Messrs. Krenek, Newman and Dame — 2.0 times; and for Mr. Tyner — 1.0 times) of the sum of the executive officer’s base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years.

The employment agreements for Messrs. Krenek and Tyner were initially effective through December 31, 2007, while the employment agreements for Messrs. Patterson and Newman were initially effective through December 31, 2009.  Mr Dame’s was effective through December 31, 2014. Each officer’s agreement automatically renews for subsequent one-year periods unless notice of termination is properly given by us or the executive officer. In the event that the employment agreement of Messrs. Patterson, Krenek, Newman, Dame or Tyner is not renewed by us and a new employment agreement has not been entered into, the executive officer will be entitled to the same severance benefits described above. We believe this severance requirement is reasonable and not uncommon for persons in the offices and rendering the level of services performed by these individuals.

We selected higher multiples for terminations associated with a change in control to provide additional reasonable protections and benefits to the executive officers in such event, while basing these change-in-control termination payments on a “double trigger” requiring additional reasons such as Good Reason, retirement or the executive officer being terminated without Cause. We believe that providing higher multiples for change-in-control terminations for up to a one-year period after a change in control will provide for their commitment to the Company or its potential acquirer through a change-in-control event, providing a continuity of leadership and preserving the stockholders’ interests before and after a transaction.

The employment agreements for Messrs. Patterson, Krenek,  Newman and Dame also provide for gross up payments to the extent Section 280G of the Internal Revenue Code would apply to such payments as excess “parachute” payments. The employment agreement for our other named executive officer does not contain these provisions.

For information regarding the change-in-control benefits to our named executive officers based on a hypothetical termination date of December 31, 2014, see “Executive Compensation Matters — Potential Payments upon Termination or Change in Control.”

Board Process. The Compensation Committee of the Board of Directors reviews all compensation and awards to executive officers. The Compensation Committee on its own, based on input from the Nominating and Governance Committee and discussions with other persons and advisors as it deems appropriate, reviews the performance and compensation of the CEO and approves his level of compensation. For the other executive officers, the Compensation Committee receives recommendations from the CEO. These recommendations are generally approved with minor adjustments. The Compensation Committee grants options and restricted stock, generally based on recommendations from the CEO, pursuant to its authority under the Compensation Committee Charter and the Company’s 2003 Incentive Plan.

Compensation of Directors. The Compensation Committee is also responsible for determining the annual retainer, meeting fees, stock options and other benefits for members of the Board of Directors. The Compensation Committee’s objective with respect to director compensation is to provide compensation incentives that attract and retain individuals of outstanding ability.

Directors who are Company employees do not receive a retainer or fees for service on the board or any committees. The Company pays non-employee members of the board for their service as directors. Directors who are not employees received in 2014:

Annual director fee:	$35,000; for 2014, our Chairman received an additional $30,000
Committee Chairmen annual fees:
Audit Committee	$15,000
Compensation Committee	$10,000
Nominating and Corporate Governance Committee	$10,000
Meeting fees:	$2,000 per Board or Committee meeting attended, whether in person or telephonic.
Equity-based compensation:
Upon election

37,500 restricted shares of the Company’s common stock at the market price on the date of grant that vest ratably over three years. This policy remains subject to change whenever applicable for future directors based on the stock price at such time.

Annual awards

In March 2014,  Mssrs. Chiles, D’Agostino, Fulton, Garza, Johnson, Moore and Webster  were granted 5,000 shares of restricted stock that vest ratably in three equal increments on March 15, 2015, 2016 and 2017.  Mr. Huseman was granted 1,250 shares of restricted stock that vest ratably in three equal increments on March 15, 2015, 2016 and 2017. Our Chairman was granted an additional 2,000 shares of restricted stock that vest ratably over the same period as the standard non-employee director award.

Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board or committees and for other reasonable expenses related to the performance of their duties as directors. Director compensation in effect for 2014 was based in part on a review and recommendations by PM&P.

For the 2015 fiscal year, the Compensation Committee and the Board approved a dollar value-based approach to share compensation for director restricted stock awards to be issued in March 2016, rather than the historical approach of awarding a fixed number of shares, in part to reduce the impact of the Company’s stock price volatility on overall director compensation.

Compensation Consultant Disclosures

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that PM&P is independent in providing executive compensation consulting services to the Company.  In making this determination, the Compensation Committee took into account the following matters during fiscal 2014:

•

PM&P did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and its services were limited to executive compensation consulting. Specifically, PM&P does not provide, directly or indirectly through affiliates, any non-executive compensation services, including pension consulting or human resource outsourcing;

•	The fees paid by the Company to PM&P were less than 1% of PM&P’s total revenue;
•	PM&P maintains a conflicts policy with specific policies and procedures designed to ensure independence;
•	None of the PM&P consultants working on compensation matters for the Company had any business or personal relationship with any members of the Compensation Committee;
•	None of the PM&P consultants had any business or personal relationship with any executive officer of the Company; and
•	None of the PM&P consultants working on compensation matters for the Company directly owns any common stock of the Company.

The Compensation Committee continues to monitor the independence of PM&P on a periodic basis.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report of the Compensation Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

William E. Chiles, Chairman
James S. D’Agostino, Jr.
Antonio O. Garza, Jr.

EXECUTIVE COMPENSATION MATTERS

Summary Compensation Table

The following information relates to compensation paid by the Company for fiscal 2014, 2013 and 2012 to the Company’s Chief Executive Officer, its Chief Financial Officer and each of the other three most highly compensated executive officers:

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)(1)	($)	($)(2)	($)(2)	($)(3)	($)	($)(4)	($)

T.M. “Roe” Patterson	2014	$700,000	$-	$4,460,594	$-	$1,114,190	$-	$11,600	$6,286,384
President and Chief	2013	$526,354	$-	$1,289,096	$-	$217,681	$-	$11,400	$2,044,531
Executive Officer	2012	$433,377	$-	$1,083,516	$-	$146,512	$-	$11,891	$1,675,296

Alan Krenek	2014	$415,000	$-	$1,472,218	$-	$548,298	$-	$11,600	$2,447,116
Senior Vice President,	2013	$396,354	$-	$921,251	$-	$141,000	$-	$11,400	$1,470,005
Chief Financial Officer,	2012	$373,377	$-	$787,658	$-	$124,932	$-	$19,040	$1,305,007
Treasurer and Secretary

James F. Newman	2014	$415,000	$-	$1,548,431	$-	$548,298	$-	$12,496	$2,524,225
Senior Vice President,	2013	$369,846	$-	$537,746	$-	$132,164	$-	$12,957	$1,052,713
Region Operations	2012	$333,077	$-	$606,345	$-	$112,880	$-	$7,441	$1,059,743

William T. Dame	2014	$340,000	$-	$1,038,111	$-	$449,208	$-	$14,304	$1,841,623
Vice President,	2013	$292,892	$-	$459,418	$-	$104,000	$-	$10,605	$866,915
Pumping Services	2012	$285,350	$-	$479,977	$-	$129,340	$-	$12,353	$907,020

James E. Tyner	2014	$310,000	$-	$926,441	$-	$275,125	$-	$11,600	$1,523,166
Vice President,	2013	$285,585	$-	$469,385	$-	$83,000	$-	$11,904	$849,874
Human Resources	2012	$257,608	$-	$499,221	$-	$69,245	$-	$14,247	$840,321

________________

(1)	Under the terms of their employment agreements, Messrs. Patterson, Krenek, Newman, Dame ~~and Tyner~~ are entitled to the compensation described under “Employment Agreements” below.
(2)

This column represents the total grant date fair value of restricted stock awards granted to each of the applicable named executive officers. The fair value of restricted stock awards was calculated based upon the closing market price of the Company’s common stock on the grant date. The actual value that an executive officer will realize upon vesting of restricted stock awards will depend on the market price of the Company’s stock on the vesting date, so there is no assurance that the value realized by an executive officer will be at or near the value of the market price of the Company’s stock on the grant date. There were no option awards granted in 2014, 2013 or 2012.

(3)

Reflects aggregate bonus payments made utilizing metrics under our annual incentive compensation plan and division-level Quarterly Incentive Bonus Plan. Messrs. Patterson and Krenek did not participate in the Quarterly Incentive Bonus Plan and received only an annual cash bonus for 2014, 2013 and 2012 performance that was paid in early 2015, 2014 and  2013, respectively. Mr. Newman participated in the Quarterly Incentive Bonus Plan in 2013 and 2012 (until his appointment to Senior Vice President, Regional Operations) and received an annual cash bonus for 2014,  2013 and 2012 performance that was paid in early 2015, 2014 and 2013, respectively. Mr. Newman’s total cash bonus for 2013 and 2012 paid in 2013 and 2012 reflected a proportional payment under the Quarterly Incentive Bonus Plan as well as an annual cash bonus for 2013 and 2012 performance. Messrs. ~~Dame~~ and Tyner each participated in the Quarterly Incentive Bonus Plan in 2014, 2013 and 2012 and received an annual cash bonus for 2014,  2013 and 2012 performance that was paid in early 2015, 2014 and 2013, respectively.

(4)

Includes employer contributions to Executive Deferred Compensation Plan as follows for 2014, 2013 and 2012, respectively: for Mr. Patterson, $10,400,  $10,200 and $10,691; for Mr. Krenek,  $10,400,  $10,200 and $17,840; for Mr. Newman, $10,400,  $11,757 and $6,241; for Mr. Dame, $10,400, $9,405 and $11,153 and for Mr. ~~Tyner~~, $10,400,  $~~10,704~~ and $13~~,047~~. Includes vehicle allowance of $735 for 2013 and  $7,629 for 2012 for Mr. Patterson, $896 for 2014, $8,834 for 2013 and $7,916 for 2012 for Mr. Newman and $2,704 for 2014, $16,686 for 2013 and $21,723 for 2012  for Mr. Dame. Includes cell phone allowance as follows for 2014, 2013 and 2012, respectively: for Mr. Patterson, $1,200, $1,200 and $1,200; for Mr. Krenek, $1,200, $1,200 and $1,200; for Mr. Newman, $1,200, $1,200 and $1,200; for Mr. Dame, $1,200, $1,200 and $1,200; and for Mr. ~~Tyner,~~ $1,200, $1,200 and $1,200~~.~~

Grants of Plan-Based Awards

The following table sets forth information concerning grants of awards to each of our named executive officers under our 2003 Incentive Plan during fiscal 2014.

Grants of Plan-Based Awards — 2014

)

								All Other
		Estimated Future Payouts			Estimated Future Payouts			Stock	All Other
		Under Non-Equity Incentive			Under Equity Incentive			Awards:	Option Awards:
		Plan Awards			Plan Awards			Number of	Number of	Exercise or
								Shares of	Securities	Base Price	Grant Date
								Stock or	Underlying	of Option	Fair Value
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	of Stock and
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	Option Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

T.M. “Roe” Patterson	03/18/14 (1)	$-	$-	$-	-	81,144	-	-	-	$-	$2,054,566
	03/18/14 (2)	$-	$-	$-	-	68,167	102,251	-	-	$-	$2,406,028
	03/18/14 (3)	$-	$630,000	$1,260,000	-	-	-	-	-	$-	$-
Alan Krenek	03/18/14 (1)	$-	$-	$-	-	24,149	-	-	-	$-	$611,453
	03/18/14 (2)	$-	$-	$-	-	24,387	36,581	-	-	$-	$860,766
	03/18/14 (3)	$-	$311,250	$622,500	-	-	-	-	-	$-	$-
James F. Newman	03/18/14 (1)	$-	$-	$-	-	27,159	-	-	-	$-	$687,666
	03/18/14 (2)	$-	$-	$-	-	24,387	36,581	-	-	$-	$860,766
	03/18/14 (3)	$-	$311,250	$622,500	-	-	-	-	-	$-	$-
William T. Dame	03/18/14 (1)	$-	$-	$-	-	17,126	-	-	-	$-	$433,630
	03/18/14 (2)	$-	$-	$-	-	17,126	25,689	-	-	$-	$604,481
	03/18/14 (3)	$-	$255,000	$510,000	-	-	-	-	-	$-	$-
James E. Tyner	03/18/14 (1)	$-	$-	$-	-	14,822	-	-	-	$-	$375,293
	03/18/14 (2)	$-	$-	$-	-	15,615	23,423	-	-	$-	$551,148
	03/18/14 (3)	$-	$155,000	$310,000	-	-	-	-	-	$-	$-

______________

(1)

Shares of restricted stock were granted by our Compensation Committee to certain of our employees, including our named executive officers, on March 18,  2014. The shares of restricted stock vest over a four-year period from the grant date in one-third increments on each of March 15, 2016, 2017 and 2018. The shares of restricted stock were granted pursuant to our 2003 Incentive Plan.

(2)

Performance-based stock awards approved by our Compensation Committee to certain members of management, including our named executive officers, on March 18,  2014. The performance-based awards consist of shares to be earned based upon the Company’s ranking in total shareholder return over the performance period, which is the one-year calculation period starting on the 20th NYSE trading day prior to and including the last NYSE trading day of 2013 and ending on the last NYSE trading day of 2014, as compared to other member of a defined peer group. The number of shares to be issued could have ranged from 0% to 150% of the target number of shares depending on the performance metrics noted above. 42.9% of the target shares set forth for each named executive officer was earned and issued in February 2015. These shares will vest in one-third increments on each of March 15, 2016,  2017 and 2018.

(3)

Cash incentive bonuses are determined by our Compensation Committee utilizing a set of metrics along with board discretion. Performance targets were communicated to the named executive officers and other members of management that participate in the bonus March 2014 and March 2015. Potential annual cash awards for our CEO ranged from zero to 180% of base salary, with a target level of 90%. Potential annual cash awards for our Tier II named executive officers (Messrs. Krenek, Newman, and Dame) ranged from zero to 150% of base salary, with a target level of 75%. Potential annual cash awards for our Tier III named executive officer (Mr.  ~~Tyner~~) ranged from zero to 100% of base salary, with a target level of 50%. These bonuses for 2014 performance were paid in February 2015. All of our executive officers, including our named executive officers, received cash bonuses within their respective established ranges~~.~~

Employment Agreements

Pursuant to our employment agreement with T.M. “Roe” Patterson, our President and Chief Executive Officer, Mr. Patterson’s initial annual base salary was set at $650,000 and is subject to adjustment at least annually. Mr. Patterson is entitled to an annual performance bonus if certain performance criteria are met. In addition, Mr. Patterson is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our equity compensation plan. If Mr. Patterson’s employment were to be terminated for certain reasons, he would be entitled to a lump sum severance payment equal to two times the sum of his annual base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if Mr. Patterson’s employment were to be terminated for certain reasons within the six months preceding or the twelve months following a change in control of our company, he would be entitled to a lump sum severance payment equal to three times the sum of his annual base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Mr. Patterson’s employment agreement renews automatically each January 1 for a one-year period unless notice of termination is properly given by us or Mr. Patterson. In the event that Mr. Patterson’s employment agreement is not renewed by us for any reason other than cause and a new employment agreement has not been entered into prior to the expiration of the then-current term, Mr. Patterson will be entitled to the same severance benefits described above.

We have also entered into employment agreements with Alan Krenek, our Senior Vice President, Chief Financial Officer, Treasurer and Secretary, James F. Newman, our Senior Vice President — Region Operations and William T. Dame, our Vice President — Pumping Services. Pursuant to their agreements, Messrs. Krenek, Newman and Dame were given initial annual base salaries of $240,000, $400,000,  and $295,000 respectively which are subject to adjustment at least annually. Each of Messrs. Krenek, Newman and Dame is also entitled to an annual performance bonus if certain performance criteria are met. In addition, each of Messrs. Krenek, Newman and Dame is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our equity compensation plan. If the employment of any of these officers were to be terminated for certain reasons, he would be entitled to a lump sum severance payment equal to 1.5 times the sum of his annual base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if the employment of any of these officers were to be terminated for certain reasons within the six months preceding or the twelve months following a change in control of our company, he would be entitled to a lump sum severance payment equal to two times the sum of his annual base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Each of these employment agreements renews automatically each January 1 for a one-year period unless notice of termination is properly given by us or the officer. In the event that any of these employment agreements is not renewed by us for any reason other than cause and a new employment agreement has not been entered into prior to the expiration of the then-current term, the officer will be entitled to the same severance benefits described above.

The employment agreements for Messrs. Patterson, Krenek, Newman and Dame also provide for gross up payments to the extent Section 280G of the Internal Revenue Code would apply to such payments as excess “parachute” payments. These provisions have been included in the applicable employment agreements for each of these officers since prior to 2008. The employment agreement for Mr. ~~Tyner~~ does not contain these provisions.

We have also entered into an employment agreement with ~~James E~~.  ~~Tyner~~, our Vice President — ~~Human Resources~~. Pursuant to his agreement, Mr. ~~Tyner~~ was entitled to an initial annual base salary of $140,000, which is subject to adjustment at least annually. Mr. ~~Tyner~~ is also entitled to an annual performance bonus if certain performance criteria are met. In addition, Mr. ~~Tyner~~ is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our equity incentive plan. If Mr. ~~Tyner~~’s employment were to be terminated for certain reasons, he would be entitled to a lump sum severance payment equal to 0.75 times the sum of his annual base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if Mr. ~~Tyner~~’s employment were to be terminated for certain reasons within the six months preceding or the twelve months following a change in control of our company, he would be entitled to a lump sum severance payment equal to 1.0 times the sum of his annual base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Mr. ~~Tyner~~’s employment agreement renews automatically each January 1 for a one-year period unless notice of termination is properly given by us or Mr. ~~Tyner~~. In the event that within the six months preceding or the twelve months following a change in control of our company, Mr. ~~Tyner~~’s employment agreement is not renewed by us for any reason other than cause and a new employment agreement has not been entered into prior to the expiration of the then-current term, Mr. ~~Tyner~~ will be entitled to the change in control severance benefits described above.

As consideration for our entering into the above employment agreements, each of Messrs. Patterson, Krenek, Newman, Dame and ~~Tyner~~ has agreed in his employment agreement that, for a period of six months following the termination of his employment by us without cause or by him for good reason, and for a period of two years following the termination of his employment for retirement or any other reason, he will not, among other things, engage in any business competitive with ours, render services to any entity that is competitive with us or solicit business from certain of our customers or potential customers. These non-competition restrictions will not apply in the event that such termination is within twelve months of a change in control of our company. Additionally, each officer has agreed not to solicit any of our employees to terminate, reduce or otherwise adversely affect his or her employment with us for a period of six months following the termination of his employment by us without cause or by him for good reason, and for a period of two years from such officer’s termination of employment for retirement or any other reason.

Our Compensation Committee reviews and discusses periodically with a compensation consultant the salary and wage levels of our officers and employees, including our named executive officers. In February 2014, our Compensation Committee, based on its discussion with its compensation consultant, increased 2014 base salaries for each of our named executive officers as follows: Mr. Patterson — $700,000;  Mr. Krenek — $415,000; Mr. Newman — $415,000; Mr. Dame — $340,000; and Mr. Tyner — $ 310,000.  In February 2015, our Compensation Committee, based on its discussion with its compensation consultant, decreased 2015 base salaries from 2014 levels for each of our named executive officers as follows: Mr. Patterson — $630,000; Mr. Krenek — $381,800; Mr. Newman — $381,800; Mr. Dame — $312,800; and Mr. Tyner — $285,200.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning unexercised stock options and unvested restricted stock of each of our named executive officers as of December 31, 2014:

Option Awards						Stock Awards

									Equity Incentive
	Number of	Number of	Equity			Number of		Equity Incentive	Plan Awards:
	Securities	Securities	Incentive Plan			Shares		Plan Awards:	Market or Payout
	Underlying	Underlying	Awards: Number of			or Units of	Market Value of	Number of Unearned	Value of Unearned
	Unexercised	Unexercised	Securities Underlying	Option		Stock That	Shares or Units of	Shares, Units or	Shares, Units or
	Options	Options	Unexercised	Exercise	Option	Have Not	Stock That	Other Rights that	Other Rights That
	(#)	(#)	Unearned Options	Price	Expiration	Vested	Have Not Vested	Have Not Vested	Have Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

T.M. “Roe” Patterson
3/15/2006	15,000	-	-	$26.84	3/14/2016	-	$-	-	$-
3/15/2007	5,000	-	-	$22.66	3/15/2017	-	$-	-	$-
3/09/2010(1)	-	-	-	$-	-	5,250	$36,803	-	$-
3/10/2011(1)	-	-	-	$-	-	4,134	$28,980	-	$-
3/08/2012(1)	-	-	-	$-	-	9,759	$68,411	-	$-
3/08/2012(2)	-	-	-	$-	-	16,666	$116,829	-	$-
3/08/2012(2)	-	-	-	$-	-	3,677	$25,776	-	$-
3/12/2013(3)	-	-	-	$-	-	40,000	$280,400	-	$-
3/12/2013(3)	-	-	-	$-	-	47,514	$333,074	-	$-
3/18/2014(4)	-	-	-	$-	-	81,144	$568,820	-	$-
3/18/2014(4)	-	-	-	$-	-	68,167	$477,851	-	$-

Alan Krenek
3/15/2006	25,000	-	-	$26.84	3/14/2016	-	$-	-	$-
3/15/2007	15,000	-	-	$22.66	3/15/2017	-	$-	-	$-
3/09/2010(1)	-	-	-	$-	-	8,000	$56,080	-	$-
3/10/2011(1)	-	-	-	$-	-	5,238	$36,719	-	$-
3/08/2012(1)	-	-	-	$-	-	8,117	$56,901	-	$-
3/08/2012(2)	-	-	-	$-	-	10,000	$70,100	-	$-
3/08/2012(2)	-	-	-	$-	-	2,742	$19,222	-	$-
3/12/2013(3)	-	-	-	$-	-	30,000	$210,300	-	$-
3/12/2013(3)	-	-	-	$-	-	32,608	$228,583	-	$-
3/18/2014(4)	-	-	-	$-	-	24,149	$169,285	-	$-
3/18/2014(4)	-	-	-	$-	-	24,387	$170,953	-	$-

James F. Newman
3/09/2010(1)	-	-	-	$-	-	2,375	$16,649	-	$-
3/10/2011(1)	-	-	-	$-	-	3,180	$22,292	-	$-
3/08/2012(1)	-	-	-	$-	-	6,934	$48,608	-	$-
3/08/2012(2)	-	-	-	$-	-	6,666	$46,729	-	$-
3/08/2012(2)	-	-	-	$-	-	1,776	$12,450	-	$-
3/12/2013(3)	-	-	-	$-	-	15,000	$105,150	-	$-
3/12/2013(3)	-	-	-	$-	-	21,428	$150,211	-	$-
3/18/2014(4)	-	-	-	$-	-	27,159	$190,385	-	$-
3/18/2014(4)	-	-	-	$-	-	24,387	$170,953	-	$-

0

Option Awards						Stock Awards

									Equity Incentive
	Number of	Number of	Equity			Number of		Equity Incentive	Plan Awards:
	Securities	Securities	Incentive Plan			Shares		Plan Awards:	Market or Payout
	Underlying	Underlying	Awards: Number of			or Units of	Market Value of	Number of Unearned	Value of Unearned
	Unexercised	Unexercised	Securities Underlying	Option		Stock That	Shares or Units of	Shares, Units or	Shares, Units or
	Options	Options	Unexercised	Exercise	Option	Have Not	Stock That	Other Rights that	Other Rights That
	(#)	(#)	Unearned Options	Price	Expiration	Vested	Have Not Vested	Have Not Vested	Have Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

William T. Dame
3/15/2006	10,000	-	-	$26.84	3/14/2016	-	$-	-	$-
3/09/2010(1)	-	-	-	$-	-	1,500	$10,515	-	$-
3/10/2011(1)	-	-	-	$-	-	1,593	$11,167	-	$-
3/08/2012(1)	-	-	-	$-	-	3,473	$24,346	-	$-
3/08/2012(2)	-	-	-	$-	-	6,666	$46,729	-	$-
3/08/2012(2)	-	-	-	$-	-	1,462	$10,249	-	$-
3/12/2013(3)	-	-	-	$-	-	14,000	$98,140	-	$-
3/12/2013(3)	-	-	-	$-	-	17,177	$120,411	-	$-
3/18/2014(4)	-	-	-	$-	-	17,126	$120,054	-	$-
3/18/2014(4)	-	-	-	$-	-	17,126	$120,053	-	$-

James E. Tyner
3/15/2006	15,000	-	-	$26.84	3/14/2016	-	$-	-	$-
3/09/2010(1)	-	-	-	$-	-	2,125	$14,897	-	$-
3/10/2011(1)	-	-	-	$-	-	2,525	$17,701	-	$-
3/08/2012(1)	-	-	-	$-	-	5,506	$38,598	-	$-
3/08/2012(2)	-	-	-	$-	-	6,000	$42,060	-	$-
3/08/2012(2)	-	-	-	$-	-	1,358	$9,520	-	$-
3/12/2013(3)	-	-	-	$-	-	15,000	$105,150	-	$-
3/12/2013(3)	-	-	-	$-	-	16,886	$118,371	-	$-
3/18/2014(4)	-	-	-	$-	-	14,822	$103,903	-	$-
3/18/2014(4)	-	-	-	$-	-	15,615	$109,461	-	$-

(1)	The remaining unvested shares of restricted stock vested on March 15, 2015.
(2)	One half of the unvested shares of restricted stock vested on March 15, 2015. The remainder will vest on March 15, 2016.
(3)	One third of the unvested shares of restricted stock vested on March 15, 2015. The remainder will vest in equal increments on March 15, 2016 and 2017.
(4)	The unvested shares of restricted stock will vest in equal increments on March 15, 2016, 2017 and 2018.

Option Exercises and Stock Vested

The following table sets forth information concerning exercises of stock options and vesting of restricted stock of each of our named executive officers during fiscal 2014:

Option Exercises and Stock Vested — 2014

0

	Option Awards		Stock Awards

	Number of Shares	Value	Number of Shares	Value
	Acquired on Exercise	Realized on Exercise	Acquired on Vesting	Realized on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

T.M. “Roe” Patterson	-	$-	49,169	$1,181,531
Alan Krenek	-	$-	55,744	$1,339,528
James F. Newman	-	$-	30,581	$734,861
William T. Dame	-	$-	18,044	$433,597
James Tyner	-	$-	24,852	$597,194

Nonqualified Deferred Compensation Plans

The following table sets forth information concerning the nonqualified deferred compensation of our named executive officers during fiscal 2014:

Nonqualified Deferred Compensation — 2014

)

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
	in Last FY	in Last FY	Last FY	Distributions	Last FY
Name	($)	($)	($)	($)	($)
(a)	(b)(1)	(c)(2)	(d)	(e)	(f)(3)

T.M. “Roe” Patterson	$70,396	$10,400	$10,363	$-	$347,348
Alan Krenek	$47,352	$10,400	$39,729	$-	$707,899
James F. Newman	$51,805	$10,400	$15,372	$-	$425,929
William T. Dame	$29,214	$10,400	$28,856	$-	$347,690
James Tyner	$155,113	$10,400	$19,674	$-	$921,081

__________________

(1)	Executive contributions during 2014 are included in the executive’s salary and bonus amounts, as applicable, as reported in the Summary Compensation Table.
(2)	Registrant contributions during 2014 are included in all other compensation in the Summary Compensation Table.
(3)	All amounts were previously reported as compensation in the Summary Compensation Tables for previous years.

Each of our named executive officers is permitted to participate in our Executive Deferred Compensation Plan. An executive officer permitted to participate in this plan may defer a portion of his compensation, up to a maximum of 50% of his annual salary and 100% of his annual cash bonus, into his plan account. We make an annual matching contribution to each participating executive’s plan account, with the Company matching 100% of the first 3% of the executive’s salary that is deferred, and 50% of the next 2% of the executive’s salary that is deferred, up to a plan-year maximum of $10,400. We may also make discretionary contributions into an executive officer’s plan account from time to time as we deem appropriate. Subject to certain exceptions, our matching and discretionary contributions vest in one-fourth increments determined by the executive’s years of service, with vesting beginning after two years of service, and full vesting occurring after five years of service. Each executive officer is always fully vested in his own contributions to his plan account. Earnings on an executive officer’s plan account for any given year are dependent upon the investment options chosen by the executive officer for such plan account. Generally, participants under this plan may elect when and how distributions of vested amounts in a plan account will be made, including whether such distributions are in annual installments or a lump sum. However, certain key employees, including our named executive officers, may not receive distributions before a date six months after the date their employment with us is terminated for any reason other than death or disability.

Potential Payments upon Termination or Change in Control

Each of our named executive officers is party to an employment agreement as described above. Pursuant to these agreements, these officers are entitled to certain severance benefits. In addition, the grant agreements relating to our executive officers’ stock option and restricted stock awards provide for accelerated vesting under certain circumstances, including a “double-tigger” requirement in connection with a change in control.  The tables below quantify amounts that would have been paid assuming the following events took place on December 31, 2014.

Potential Post-employment Payments as of December 31, 2014 — T.M. “Roe” Patterson

0

							CIC with
							Termination
				Termination	Termination	Change in	for Good
				by Company	by Executive	Control	Reason or
	Voluntary		Termination	Except for	for Good	without	Without
	Termination	Retirement(1)	for Cause(2)	Cause	Reason(3)	Termination(4)	Cause (4)	Death	Disability

Compensation
Severance(5)	$-	$2,660,000	$-	$2,660,000	$2,660,000	$-	$3,990,000	$-	$-
Bonus(6)	$-	$630,000	$-	$630,000	$630,000	$-	$630,000	$630,000	$630,000
Long-Term Incentive(7):
Acceleration of Unvested	$-	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options
Acceleration of Unvested	$-	$1,936,940	$-	$1,936,940	$1,936,940	$-	$2,175,869	$1,936,940	$1,936,940
Restricted Stock
Benefits and Perquisites(8):
Employer Contributions to	$-	N/A	$-	$-	$-	$-	$-	$-	$-
Executive Deferred
Compensation Plan
COBRA Continuation	N/A	$18,999	N/A	$18,999	$18,999	N/A	$18,999	$-	$-
280G Tax Gross-up	N/A	N/A	N/A	N/A	N/A	N/A	$2,142,438	N/A	N/A
Total	$-	$5,245,939	$-	$5,245,939	$5,245,939	$-	$8,957,306	$2,566,940	$2,566,940

Potential Post-employment Payments as of December 31,  2014 — Alan Krenek

0

							CIC with
							Termination
				Termination	Termination	Change in	for Good
				by Company	by Executive	Control	Reason or
	Voluntary		Termination	Except for	for Good	without	Without
	Termination	Retirement(1)	for Cause(2)	Cause	Reason(3)	Termination(4)	Cause (4)	Death	Disability

Compensation
Severance(5)	$-	$1,089,375	$-	$1,089,375	$1,089,375	$-	$1,452,500	$-	$-
Bonus(6)	$-	$311,250	$-	$311,250	$311,250	$-	$311,250	$311,250	$311,250
Long-Term Incentive(7):
Acceleration of Unvested	$-	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options
Acceleration of Unvested	$-	$1,018,139	$-	$1,018,139	$1,018,139	$-	$1,103,619	$1,018,139	$1,018,139
Restricted Stock
Benefits and Perquisites(8):
Employer Contributions to	$-	$-	$-	$-	$-	$-	$-	$-	$-
Executive Deferred
Compensation Plan
COBRA Continuation	N/A	$12,779	N/A	$12,799	$12,799	N/A	$12,799	$-	$-
280G Tax Gross-up	N/A	N/A	N/A	N/A	N/A	N/A	$-	N/A	N/A
Total	$-	$2,431,543	$-	$2,431,563	$2,431,563	$-	$2,880,168	$1,329,389	$1,329,389

Potential Post-employment Payments as of December 31, 2014 — James F. Newman

0

							CIC with
							Termination
				Termination	Termination	Change in	for Good
				by Company	by Executive	Control	Reason or
	Voluntary		Termination	Except for	for Good	without	Without
	Termination	Retirement(1)	for Cause(2)	Cause	Reason(3)	Termination(4)	Cause (4)	Death	Disability

Compensation
Severance(5)	$-	$1,089,375	$-	$1,089,375	$1,089,375	$-	$1,452,500	$-	$-
Bonus(6)	$-	$311,250	$-	$311,250	$311,250	$-	$311,250	$311,250	$311,250
Long-Term Incentive(7):
Acceleration of Unvested	$-	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options
Acceleration of Unvested	$-	$763,424	$-	$763,424	$763,424	$-	$848,904	$763,424	$763,424
Restricted Stock
Benefits and Perquisites(8):
Employer Contributions to	$-	$-	$-	$-	$-	$-	$-	$-	$-
Executive Deferred
Compensation Plan
COBRA Continuation	N/A	$18,120	N/A	$18,120	$18,120	N/A	$18,120	$-	$-
280G Tax Gross-up	N/A	N/A	N/A	N/A	N/A	N/A	$699,872	N/A	N/A
Total	$-	$2,182,169	$-	$2,182,169	$2,182,169	$-	$3,330,646	$1,074,674	$1,074,674

Potential Post-employment Payments as of December 31, 2014 — William T. Dame

0

							CIC with
							Termination
				Termination	Termination	Change in	for Good
				by Company	by Executive	Control	Reason or
	Voluntary		Termination	Except for	for Good	without	Without
	Termination	Retirement(1)	for Cause(2)	Cause	Reason(3)	Termination(4)	Cause (4)	Death	Disability

Compensation
Severance(5)	$-	$892,500	$-	$892,500	$892,500	$-	$1,190,000	$-	$-
Bonus(6)	$-	$255,000	$-	$255,000	$255,000	$-	$255,000	$255,000	$255,000
Long-Term Incentive(7):
Acceleration of Unvested	$-	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options
Acceleration of Unvested	$-	$561,662	$-	$561,662	$561,662	$-	$621,689	$561,662	$561,662
Restricted Stock
Benefits and Perquisites(8):
Employer Contributions to	$-	$-	$-	$-	$-	$-	$-	$-	$-
Executive Deferred
Compensation Plan
COBRA Continuation	N/A	$12,799	N/A	$12,799	$12,799	N/A	$12,799	$-	$-
280G Tax Gross-up	N/A	N/A	N/A	N/A	N/A	N/A	$518,121	N/A	N/A
Total	$-	$1,721,961	$-	$1,721,961	$1,721,961	$-	$2,597,609	$816,662	$816,662

Potential Post-employment Payments as of December 31, 2014 — James E. Tyner

							CIC with
							Termination
				Termination	Termination	Change in	for Good
				by Company	by Executive	Control	Reason or
	Voluntary		Termination	Except for	for Good	without	Without
	Termination	Retirement(1)	for Cause(2)	Cause	Reason(3)	Termination(4)	Cause (4)	Death	Disability

Compensation
Severance(5)	$-	$348,750	$-	$348,750	$348,750	$-	$465,000	$-	$-
Bonus(6)	$-	$155,000	$-	$155,000	$155,000	$-	$155,000	$155,000	$155,000
Long-Term Incentive(7):
Acceleration of Unvested	$-	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options
Acceleration of Unvested	$-	$559,657	$-	$559,657	$559,657	$-	$614,391	$559,657	$559,657
Restricted Stock
Benefits and Perquisites(8):
Employer Contributions to	$-	$-	$-	$-	$-	$-	$-	$-	$-
Executive Deferred
Compensation Plan
COBRA Continuation	N/A	$12,799	N/A	$12,799	$12,799	N/A	$12,799	$-	$-
280G Tax Gross-up	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total	$-	$1,076,206	$-	$1,076,206	$1,076,206	$-	$1,247,190	$714,657	$714,657

0

(1)

Retirement. “Retirement” is defined for purposes of each of our current executive officer’s employment agreement, as such executive’s voluntary termination of his employment after attaining age 65 and accruing ten years of service with us. For purposes of the acceleration of unvested stock options, “Retirement” means the voluntary termination of his employment by an executive officer after he has attained the age of 65.

(2)

Cause. Under each executive officer’s employment agreement, the definition of “Cause” includes, among other things, conviction of the executive officer of a crime involving moral turpitude or a felony, commission by the executive officer of fraud upon, or misappropriation of funds of, the Company, knowing engagement by the executive officer in any activity in direct competition with the Company, and a material breach by the executive officer of such employment agreement. For purposes of the acceleration of unvested stock options, “Cause” has the same meaning as it has for purposes of the 2003 Incentive Plan. For purposes of the acceleration of unvested restricted stock, “Cause” has the same meaning as it has for purposes of the executive officer’s employment agreement.

(3)

Good Reason. Under each executive officer’s employment agreement, the definition of “Good Reason” includes, among other things, a reduction in the executive officer’s base salary or bonus opportunity, a relocation of more than fifty miles of the executive officer’s principal office, a substantial and adverse change in the executive officer’s duties, control, authority, status or position, the failure of the Company to continue in effect any pension plan, life insurance plan, health-and-accident plan, retirement plan, disability plan, stock option plan, deferred compensation plan or executive incentive compensation plan under which the executive officer was receiving material benefits, or the Company’s material reduction of the executive officer’s benefits under any such plan, and any material breach by the Company of any other material provision of such employment agreement. Prior to terminating his employment for Good Reason, the executive officer must comply with the notice provisions of his employment agreement. For purposes of the acceleration of unvested stock options, “Good Reason” has the same meaning as it has for purposes of the 2003 Incentive Plan, except that any reduction in the executive officer’s salary, bonus opportunity or benefit must follow a change in control. For purposes of the acceleration of unvested restricted stock, “Good Reason” has the same meaning as it has for purposes of the executive officer’s employment agreement.

(4)

Change in Control. Under each executive officer’s employment agreement, the definition of “Change in Control” (or “CIC”) includes, subject to certain exceptions, (i) acquisition by any individual, entity or group of beneficial ownership of 50% or more of either the then-outstanding shares of common stock of the Company or the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, (ii) approval by the stockholders of the Company of a merger, unless immediately following such merger, substantially all of the holders of the Company’s securities immediately prior to the merger beneficially own more than 50% of the common stock of the corporation resulting from such merger, and (iii) the sale or other disposition of all or substantially all of the assets of the Company. For purposes of the acceleration of unvested stock options, “Change in Control” has the same meaning as it has for purposes of the 2003 Incentive Plan. For purposes of the acceleration of unvested restricted stock, “Change in Control” has the same meaning as it has for purposes of the executive officer’s employment agreement. For purposes of the executive deferred compensation plan, “Change in Control” means, subject to certain exceptions, (i) the acquisition by any person other than DLJ Merchant Banking and its affiliates of 40% or more of the combined voting power of the Company’s securities, (ii) the directors serving on the Company’s Board of Directors at the time the plan was adopted ceasing to constitute a majority of the Company’s Board of Directors, or (iii) the liquidation or dissolution of, or the sale of substantially all of the assets of, the Company.

(5)	Severance.

Termination except for Cause or termination of his own employment for Good Reason or Retirement
Each executive officer would be entitled to a lump sum severance payment equal to a multiple of the sum of his base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. For Mr. Patterson the multiple is two, for Messrs.  Krenek, Newman and Dame, the multiple is 1.50, and for Mr. Tyner, the multiple is 0.75. During 2014, the annual incentive target bonus for our named executive officers utilized was 90% for Messrs.  Patterson, 75% for Messrs. Krenek, Newman  and Dame, and 50% for Mr. Tyner, in each case of their annual salary as of the end of the fiscal year. We paid annual cash incentive bonuses to our named executive officers of between approximately 88% and 160% of their annual salaries as of the end of the fiscal year.

Termination except for Cause, or termination of his own employment for Good Reason or Retirement, within the six months preceding or the twelve months following a Change in Control
Each executive officer would be entitled to a lump sum severance payment equal to a multiple of the sum of his base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. For Mr. Patterson, the multiple is three, for Messrs. Krenek, Newman and Dame, the multiple is two, and for Mr. Tyner, the multiple is one.

(6)

Bonus. In addition to severance payments, the named executive officers are entitled to a pro rata portion of their estimated bonus upon certain events of termination. The above tables reflect the annual incentive target bonus for the named executive officers for 2014.

(7)	Long-Term Incentive.

Stock Options
In the event of a termination of the executive by the Company for Cause or voluntary termination by the executive (other than for Retirement), all vested and unvested stock options expire on the termination date. In the event of Retirement, all unvested stock options expire on the termination date and all vested options expire six months after the termination date. In the event of death or disability, all unvested stock options expire on the termination date and all vested options expire one year after the termination date. In the event of any other involuntary or voluntary termination, all unvested stock options expire on the termination date and all vested options expire 90 days after the termination date. If the executive’s employment is terminated by the Company other than for Cause or terminated by the executive for Good Reason, in either case within two years after a Change in Control, all unvested stock options will immediately vest pursuant to the terms of the grant agreement and the 2003 Incentive Plan.

Restricted Stock
All unvested shares of restricted stock will be forfeited by the executive officer if the executive officer’s employment is terminated by the Company for Cause or by the executive officer other than for Good Reason or as a result of a Change in Control. If the executive officer’s employment is terminated by the Company other than for Cause or terminated by the executive officer for Good Reason, in either case within two years after a Change in Control, all unvested shares of restricted stock will immediately vest pursuant to the terms of the grant agreement.

(8)	Other Benefits and Perquisites.

Employer Contributions to Executive Deferred Compensation Plan
Each executive officer will become fully vested in all unvested matching and discretionary contributions made by the Company into his plan account upon (i) obtaining the age of 65, (ii) his death or disability or (iii) a termination for any reason whatsoever within 24 months following a Change in Control. Otherwise, each executive officer will forfeit any unvested portion of his plan account upon a termination for any reason. Additionally, certain key employees, including the named executive officers, may not receive distributions before a date six months after the date they separate service from the Company for any reason other than death or disability.

 COBRA Continuation
In addition to the above cash benefits paid pursuant to each executive officer’s employment agreement, the Company will continue to provide the executive officer and his dependents with health benefits for up to 18 months.

280G Tax Gross-up
The employment agreements for Messrs. Patterson, Krenek, Newman and Dame provide for gross up payments to the extent Section 280G of the Internal Revenue Code would apply to any payments as excess “parachute” payments. The tax gross-up terms have been included in the applicable employment agreement for each of these officers since prior to 2008. The employment agreement for Mr. Tyner does not contain this provision.

Any benefits payable as described above are payable in a cash lump sum not later than 60 calendar days following the termination date. The employment agreements of the named executive officers also contain certain non-competition and non-solicitation provisions. For additional information regarding these employment agreements, see “Executive Compensation Matters — Employment Agreements.”

Director Compensation

The following table sets forth information concerning the 2014 compensation of each of our directors other than T. M. “Roe” Patterson, who is a named executive officer and receives no compensation for serving as a director:

Director Compensation — 2014

0

	Fees Earned or	Stock	Option	Non-Equity Incentive	Change in Pension Value	All Other
	Paid in Cash	Awards	Awards	Plan Compensation	and Nonqualified Deferred	Compensation	Total
Name	($)	($)	($)	($)	Compensation Earnings	($)	($)
(a)	(b)	(c) (1)	(d)	(e)	(f)	(g)	(h)

Steven A. Webster	$77,000	$177,240	$-	$-	$-	$-	$254,240
Sylvester P. Johnson, IV	$65,000	$126,600	$-	$-	$-	$-	$191,600
William E. Chiles	$83,000	$126,600	$-	$-	$-	$-	$209,600
Robert F. Fulton	$55,000	$126,600	$-	$-	$-	$-	$181,600
James S. D’Agostino, Jr.	$73,000	$126,600	$-	$-	$-	$-	$199,600
Thomas P. Moore, Jr.	$86,000	$126,600	$-	$-	$-	$-	$212,600
Antonio O. Garza, Jr.	$57,000	$126,600	$-	$-	$-	$-	$183,600
Kenneth V. Huseman	$47,000	$31,650	$-	$-	$-	$-	$78,650

(1)

This column represents the total grant date fair value of restricted stock awards granted to each of the applicable directors. The fair value of restricted stock awards was calculated based upon the closing market price of the Company’s common stock on the grant date. The actual value that a director will realize upon vesting of restricted stock awards will depend on the market price of the Company’s stock on the vesting date, so there is no assurance that the value realized by a director will be at or near the value of the market price of the Company’s stock on the grant date.

For additional information regarding fees earned for services as a director in 2014, including annual retainer fees, committee and chairmanship fees, and meeting fees, see “Board of Directors and Committees of the Board — Board of Directors — Compensation” and “Compensation Discussion and Analysis — Board Process — Compensation of Directors.”

Transactions with Related Persons, Promoters and Certain Control Persons

Transactions with Related Persons.  During 2014, there were no transactions with related persons that were required to be disclosed in this proxy statement, other than as set forth below.

During 2006, we entered into a lease agreement with Darle Vuelta Cattle Co., LLC (“DVCC”), an affiliate of Mr. Huseman, our former chief executive officer and a current director, for approximately $69,000 per year. The initial term of the lease was five years, and the lease has been and will continue on a year-to-year basis unless terminated by either party. In December 2010, we entered into a lease agreement with DVCC for the right to operate a salt water disposal well, brine well and fresh water well. The initial term of the lease was two years, and the lease has been and will continue until the salt water disposal well and brine well are plugged and no fresh water is being sold. The lease payments are the greater of (i) the sum of $0.10 per barrel of disposed oil and gas waste and $0.05 per barrel of brine or fresh water sold or (ii) $5,000 per month. The Company also had a grazing sublease to DVCC on certain property leased by the Company, under which DVCC was obligated to pay the Company annual sub-lease payments of $84,000 beginning in October 2013 (and $68,000 in prior periods). This grazing sublease was terminated by DVCC effective February 28, 2015. During December 2014, the Company also entered into a purchase and sale agreement with DVCC for the purchase of 100 acres of vacant land outside Midland, Texas for $1.5 million. The sale of this property occurred during February 2015. Each of these transactions with DVCC was reviewed and discussed by the Audit Committee and was authorized and approved by the Audit Committee pursuant to our “Policy and Procedures with Respect to Related Person Transactions.”

The Company entered into a joint venture agreement with a family member of an executive officer to form an entity in 2010. The Company held 80% of the equity in the joint venture, and accounted for the entity as a consolidated investment. In 2013 and 2012, the Company funded approximately $2.4 million and $4.5 million, respectively, for this joint venture. The entity had only research and development activities in 2013 and 2012. This joint venture agreement was terminated in November 2013, and the Company now owns 100% of the entity.

Review, Approval or Ratification of Transactions with Related Persons.  Pursuant to the charter of the Audit Committee, the Audit Committee is responsible for establishing procedures for the approval of all related party transactions between the Company and any officer or director that would potentially require disclosure. The Board of Directors has adopted a written policy regarding related party transactions that is to be administered by the Audit Committee. The policy applies generally to transactions, arrangements or relationships in which the Company was, is or will be a participant, in which the amount involved exceeds $60,000 and in which any related person had, has or will have a direct or indirect material interest. Related persons include, among others, directors and officers of the Company, beneficial owners of 5% or more of the Company’s voting securities, immediate family members of the foregoing persons, and any entity in which the foregoing persons are employed, are a principal or in which such person has more than a 10% beneficial ownership interest. The Company’s Chief Financial Officer is responsible for submitting related person transactions to the Audit Committee for approval by the committee at regularly scheduled meetings, or, if such approval is not practicable, to the Chairman of the Audit Committee for approval between such meetings. When considering related person transactions, the Audit Committee, or where submitted to the Chairman, the Chairman, will consider all of the relevant facts available, including, but not limited to: the benefits of the transaction to the Company; the impact on a director’s independence in the event the related person is a director; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions available to unrelated third parties or to employees of the Company generally. The Company is not aware of any transaction that was required to be reported in its filings with the SEC where such policies and procedures either did not require review or were not followed.

Compensation Committee Interlocks and Insider Participation

Messrs. Chiles (Chairman), D’Agostino and Garza serve as the members of our Compensation Committee. The Board of Directors has determined that Messrs. Chiles, D’Agostino and Garza are independent directors (as defined by NYSE listing standards). None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Leadership Structure of the Company’s Board of Directors

Mr. Webster is the Chairman of the Board.  The Chairman is not the principal executive officer of the Company.  The Board believes that the separation of the Chairman and the Chief Executive Officer functions in this structure is appropriate for oversight purposes on behalf of its investors and given that the Company’s common stock is publicly traded.

Board Role in Risk Oversight of the Company

The Board has delegated certain responsibilities to the Audit Committee under the Company’s Audit Committee charter. These responsibilities include, among others: (i) meeting periodically with management and/or the Company’s Chief Financial Officer and Chief Accounting Officer to review and discuss (A) the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures, including guidelines and policies with respect to risk management and risk assessment and (B) the effects of regulatory and accounting changes; (ii) reviewing and discussing with the Company’s independent auditor reports that the independent auditors are required to provide to the Audit Committee relating to significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements; (iii) discussing periodically with members of management, the Company’s internal auditors and the Company’s independent auditor the adequacy and effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting, any changes in internal controls, and any significant deficiencies or material weaknesses in the design or operation of internal controls; and (iv) establishing and maintaining whistleblower procedures for complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. In connection with these risk oversight matters, the Audit Committee also regularly reviews with management safety and litigation matters.

The Board receives regular reports from the Chairman of the Audit Committee regarding its activities and actions, as well as any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the auditors, and the performance of the internal audit function.

The Board does not have any separate risk committees. However, the Compensation Committee, in connection with setting 2014 and 2015 compensation, has considered whether its compensation policies and practices are reasonably likely to cause a material adverse effect on the Company. Risk oversight with respect to other Company matters, to the extent applicable, remains with the Board or the Company’s management.

AUDIT RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors consists of three directors who are independent, as defined by the standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission. Under the charter approved by the Board, the Audit Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements and is responsible for selecting and retaining the independent auditors. The Company’s management is responsible for preparing the financial statements of the Company, and the independent auditors are responsible for auditing those financial statements. The Audit Committee’s role under the charter is to provide oversight of management’s responsibility. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The Committee met eight times during the year ended December 31, 2014.

The independent auditors provided the Committee a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also discussed with the auditors any relationships that may impact the independence of the auditors.

The Committee discussed and reviewed with the independent auditors all communications required to be discussed by standards of the Public Company Accounting Oversight Board, including those described in Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2014, and discussed them with management and the independent auditors. Based on such review and discussions, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

Thomas P. Moore, Jr., Chairman

William E. Chiles

James S. D’Agostino, Jr.

Independent Auditor and Fees

KPMG LLP, a registered public accounting firm, audited the Company’s consolidated financial statements for fiscal 2014 and has advised the Company that it will have a representative available at the 2015 Annual Meeting to respond to appropriate questions. Such representative will be permitted to make a statement if he or she so desires.

KPMG LLP has billed the Company and its subsidiaries fees as set forth in the table below for (i) the audits of the Company’s 2014 and 2013 annual financial statements, reviews of quarterly financial statements, and review of the Company’s documents filed with the Securities and Exchange Commission, (ii) assurance and other services reasonably related to the audit or review of the Company’s financial statements, and (iii) services related to tax compliance.

0

		Audit-Related		All Other
	Audit Fees	Fees	Tax Fees(1)	Fees(2)
Fiscal 2014	$1,435,725	$-	$-	$90,000
Fiscal 2013	$1,451,424	$-	$7,257	$15,000

___________

(1)	“Tax Fees” are paid for professional services relating to tax compliance, planning and advice.
(2)	“All Other Fees” are fees paid for reviews performed in connection with the Company’s equity offering in 2014 and debt offering in 2012, respectively.

Audit Committee Pre-Approved Policies and Procedures

The Audit Committee of the Board of Directors has adopted policies regarding the pre-approval of auditor services. The Audit Committee historically approves at its May meeting all services provided by the independent public accountants. All additional services must be pre-approved on a case-by-case basis. The Audit Committee reviews the actual and budgeted fees for the independent public accountants at its first and fourth meetings. All of the services provided by KPMG LLP during fiscal 2014 were approved by the Audit Committee.

PROPOSAL 2:
APPROVAL OF SIXTH AMENDED AND RESTATED BASIC ENERGY SERVICES, INC. 2003 INCENTIVE PLAN

On March 18, 2015, pursuant to the recommendation of the Compensation Committee, the Board of Directors unanimously approved, subject to stockholder approval, amendments to the Fifth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (as amended as proposed hereby and reflected in the Sixth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan, the “Restated Incentive Plan”).  These amendments include (i) an increase in the number of shares of our common stock authorized for issuance under the Restated Incentive Plan by 1,000,000 shares from 10,350,000 shares to 11,350,000 shares, (ii) a related extension of the term of the Restated Incentive Plan and (iii) certain other amendments summarized below. If the amendments are approved, the Restated Incentive Plan will be effective as of May 21, 2015, the date of the 2015 Annual Meeting of Stockholders, and otherwise the Fifth Amended and Restated plan will remain in effect.

The Restated Incentive Plan is intended to promote the interests of the Company by encouraging officers, employees, directors and consultants of the Company and its affiliates to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Restated Incentive Plan is also intended to enhance the ability of the Company and its affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Company. Based on the Company’s current grant practices and the number of shares available for future grant, the Company may have insufficient shares for grants beyond 2015. Increasing the total number of shares available is necessary for the Company to have additional shares available for issuance as awards and better flexibility when making awards in the future with respect to annual limits.

The proposed changes reflected in the Restated Incentive Plan include amendments to:

(i) Section 4(a), to increase the aggregate number of Shares with respect to which Awards may be granted under the Restated Incentive Plan by 1,000,000 shares, to up to 11,350,000 Shares (including after giving effect to a 5-for-1 stock split effected as a stock dividend on September 26, 2005);

(ii) Section 4(a), to clarify and expressly provide that Awards that may require the issuance of Shares upon settlement based on a right of the Company to determine to settle such Award in any Shares after the date of issuance and prior to vesting shall not reduce the number of Shares that may be issued pursuant to the Plan unless and until such right of the Company is exercised and determination has been made (e.g., the initial intent is to settle an Award in cash, and no reduction in available Shares will occur unless and until a determination is made to settle in stock);

(iii) Section 6(e)(i), to clarify and expressly provide that a Phantom Share Award may reserve the right of the Company to determine to settle such award in Shares, cash or a combination thereof prior to any applicable vesting date, to the extent such settlement would be permitted under the Restated Incentive Plan from available Shares; and

(iv) Section 11 of the Restated Incentive Plan, to extend the term and the outside date on which awards may be granted from March 18, 2023 until March 18, 2025.

Terms used but not defined herein should be given meaning used under the Restated Incentive Plan. Other amendments included in the proposed Restated Incentive Plan consist of (i) changing the definition of “Committee” to reflect changes in NYSE rules, (ii) ministerial changes, such as contemplating book-entry deliveries along with certificated shares, and changing the definition of “Covered Person” to have the meaning of “covered employee” defined under Section 162(m) of the Internal Revenue Code and (iii) deleting matters no longer applicable to the Restated Incentive Plan or awards issuable under the Restated Incentive Plan.

After giving effect to the proposed amendments, the maximum number of additional shares of our common stock that may be granted under the Restated Incentive Plan on or after April 8, 2015, assuming no cancellation or forfeiture of outstanding awards and the issuance of the maximum number of shares under performance-based awards, will be 2,082,007 shares. This number represents shares available for, but not yet subject to a grant or award as of April 8, 2015 (1,082,007 shares), plus the additional 1,000,000 shares authorized under the amendments.

In considering and making its recommendation with respect to this proposal, the Board of Directors noted that the company has historically used a conservative practice of four-year vesting from the initial grant date for its awards to officers.  This historic practice focused on long-term objectives and retention; however, this practice has the effect of causing more outstanding restricted shares to remain unvested than would exist under shorter customary vesting practices (e.g., three years from the grant date).  The Board of Directors believes this is an important factor that should be considered by stockholders in evaluating the proposed Restated

Incentive Plan.  The Board of Directors also considered whether to include a mandatory minimum vesting term in the amended plan, but noted such provision could limit the flexibility of the Board under very limited, or unforeseen, circumstances to make awards with a shorter vesting term in lieu of cash (particularly under circumstances when the company may have limited cash).  Accordingly, the Board of Directors decided this new type of mandatory provision would not be in the interest of the company or its stockholders.  The amendments included in this proposal are intended to provide the Board of Directors with flexibility in providing either cash and non-cash compensation to eligible participants under the Restated Incentive Plan.  The Board of Directors believes adding and preserving such flexibility is both prudent and important for the company’s liquidity, particularly under the current commodity price environment for the oil and gas industry and volatility surrounding the company’s share price.

A majority of the votes cast is required to approve this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

The Board of Directors unanimously recommends that you vote FOR this proposal.

The following is a summary of the key terms of the Restated Incentive Plan, as amended to reflect the proposed amendments.  The summary does not purport to be a complete description of all provisions of the Restated Incentive Plan and is qualified in its entirety by reference to the complete text of the Restated Incentive Plan, attached to this proxy statement as Annex A.

Summary of Key Terms of the Restated Incentive Plan

Shares Available; Types of Awards

The aggregate number of shares with respect to which awards may be granted under the Restated Incentive Plan, subject to stockholder approval, is up to 11,350,000 shares of the Company’s common stock.

The Restated Incentive Plan permits the granting of the following types of awards to officers, employees, directors and consultants of the Company: (i) stock options to purchase shares of common stock (“Options”), which may be either (a) incentive stock options within the meaning of Section 422 of the Internal Revenue Code or (b) nonqualified stock options that are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code; (ii) restricted stock (“Restricted Stock”); (iii) performance awards, which are designated as a cash amount at the time of grant but may be paid in cash and/or shares at the time earned or vested (“Performance Awards”); (iv) bonus shares (“Bonus Shares”); (v) phantom shares (“Phantom Shares”); (vi) cash awards (“Cash Awards”); and (vii) other stock-based awards (“Other Stock-Based Awards,” and collectively with Options, Restricted Stock, Performance Awards, Bonus Shares, Phantom Shares and Cash Awards, “Awards”).

Eligibility for Participation

Incentive stock options may be granted only to individuals who are employees (whether or not they are directors) of the Company and its parent corporation and subsidiary corporations (within the meaning of Section 424 of the Internal Revenue Code while each such entity is a “Corporation” as described in Section 7701(a)(3) of the Internal Revenue Code and Treas. Reg. Section 1.421-1(i)(1)) of the Company. All other Awards may be granted to any employee of the Company or an affiliate of the Company, directors of the Company, or consultants of the Company or an affiliate of the Company. As of the date of this proxy statement, approximately 4,700 employees and seven non-employee directors are eligible to participate in the Restated Incentive Plan. The Company has not issued Awards under the existing plan to any consultants and does not currently have any plans to do so under the Restated Incentive Plan.

Administration

The Restated Incentive Plan will be administered by the Compensation Committee of the Board, consisting of not less than two non-employee, outside directors of the Company appointed by the Board. The members of the Compensation Committee, as of the date of this proxy statement, are Messrs. William E. Chiles (Chairman), James S. D’Agostino, Jr. and Antonio O. Garza, Jr. Subject to the terms and conditions of the Restated Incentive Plan, the Compensation Committee will have authority to: (i) designate the employees, directors and consultants who are to be granted Awards; (ii) determine the type or types of Awards to be granted; (iii) determine the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi) determine whether, to what extent, and under what circumstances any Award will be deferred; (vii) interpret and administer the Restated Incentive Plan and any instrument or agreements relating to an Award; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it may deem appropriate for the proper administration of the Restated Incentive Plan; and (ix) make any other determination and take any other action that it deems necessary or desirable for the administration of the Restated Incentive Plan.

Amendment and Termination

Except as required by applicable law or the rules of the New York Stock Exchange (or other principal exchange on which the Company’s shares are traded), and subject to certain limitations regarding effects on Awards granted, the Board or the Compensation Committee in its discretion may amend, alter, suspend, discontinue or terminate the Restated Incentive Plan. Accordingly, any amendment would require the approval of the stockholders of the Company if required by applicable law or the rules of the New York Stock Exchange. In addition, no amendment, suspension or termination of the Restated Incentive Plan, and no amendment or alteration of any Award, shall, without the consent of the holder of an Award, reduce the benefit to such holder. Furthermore, any action that may constitute a “repricing” must be approved by the entire Board of Directors, and any such Board-approved repricing will be inoperative and ineffective unless and until approved by the stockholders of the Company. Subject to certain limitations, the Compensation Committee is authorized to make adjustments to Awards in recognition of unusual or nonrecurring events affecting the Company whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Restated Incentive Plan.

Options

The Compensation Committee will have the authority to grant Options (subject to the limitations set forth below) to such participants, in such amounts and with such terms and conditions as it may from time to time approve, subject to the terms of the Restated Incentive Plan. Subject to adjustment under the Restated Incentive Plan, no participant may receive more than 300,000 Options under the Restated Incentive Plan during any calendar year.

Manner of Exercise

To exercise an Option granted under the Restated Incentive Plan, the person entitled to exercise the Option must deliver to the Company payment in full of the exercise price for the shares being purchased, together with any required withholding taxes. The Compensation Committee will determine the method or methods by which, and the form or forms in which, payment of the exercise price may be made or deemed to have been made which may include, without limitation, cash, check acceptable to the Company, shares of common stock held for the period required to avoid a charge to the Company’s reported financial earnings and owned free and clear of any liens, claims, encumbrances or security interests, outstanding Awards, a Company-approved “cashless broker” exercise, other securities or other property, notes approved by the Compensation Committee, or by any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price. The value of each share of common stock delivered will be deemed to be equal to the closing sales price of a share on the applicable date (or if there is no trading on such date, on the next preceding date on which there was trading).

Exercise Price

The price at which shares of common stock may be purchased upon the exercise of an Option will be determined by the Compensation Committee at the time the Option is granted, but will not be less than the fair market value per share on the grant date, which value will be based on the closing sales price of a share on the applicable date (or if there is no trading on such grant date, on the next preceding date on which there was trading). The Restated Incentive Plan expressly prohibits the repricing of Options except in the event of adjustments (i) to stock-based Awards for a change in corporate capitalization, such as a stock split or dividend; corporate transactions, such as a corporate merger, a corporate consolidation, any corporate separation and any corporate reorganization; any partial or complete corporate liquidation; a change in accounting rules required by the Financial Accounting Standards Board; or (ii) to any Award (that is not intended to meet the requirements of the performance based compensation exception to Section 162(m) of the Internal Revenue Code) to reflect a significant corporate event.

Option Term

Subject to the terms of the Restated Incentive Plan, the Compensation Committee will determine the term of each Option, provided that in no event will the term of any Option exceed a period of 10 years from the date of its grant. Additionally, no Option that is intended to be an incentive stock option will be exercisable after the expiration of 10 years from its date of grant. The

Compensation Committee may, in its discretion, (i) establish terms and conditions for the transfer of a nonqualified stock option to immediate family members or related family trusts, or similar entities, and (ii) allow Awards (other than incentive stock options) to be transferred pursuant to a qualified domestic relations order, notwithstanding anything in the Restated Incentive Plan to the contrary.

Restricted Stock

The Compensation Committee will have the authority to grant awards of Restricted Stock (subject to the limitations set forth below) and to determine (i) the participants to whom Restricted Stock will be granted, (ii) the number of shares of Restricted Stock to be granted to each such participant, (iii) the duration of the period of restrictions, and if the restrictions do not lapse, the conditions under which the Restricted Stock will be forfeited to the Company, and (iv) the other terms and conditions of such grants of Restricted Stock. Subject to adjustment under the Restated Incentive Plan, no participant may receive more than 300,000 shares of Restricted Stock under the Restated Incentive Plan during any calendar year.

Dividends

As determined by the Compensation Committee in its discretion, dividends paid on Restricted Stock may be paid directly to the participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Compensation Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of common stock.

Forfeiture and Restrictions Lapse

Except as otherwise determined by the Compensation Committee or the terms of the Award that granted the Restricted Stock, upon termination of a participant’s employment for any reason during the applicable period of restriction, all Restricted Stock will be forfeited by the participant and reacquired by the Company. Unrestricted shares of common stock will be issued to a holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

Performance Awards

The Compensation Committee will have the authority to grant Performance Awards (subject to the limitations set forth below) to such participants, in such amounts and with such terms and conditions as it may from time to time approve, subject to the terms of the Restated Incentive Plan. Performance Awards will be denominated as a cash amount (e.g, $100 per award unit) at the time of grant and confer on the participant the right to receive payment of such Award, in whole or in part, upon achievement of “Performance Objectives” (as defined in the Restated Incentive Plan) during the performance periods established by the Compensation Committee with respect to the Awards. No participant may receive more than $2,000,000 (calculated as of the date of grant) of Performance Awards under the Restated Incentive Plan during any calendar year.

Performance Objectives (for Performance Awards or other Awards)

Performance Objectives (for Performance Awards or other Awards)

“Performance Objectives” under the Restated Incentive Plan will include the objectives, if any, established by the Compensation Committee that are to be achieved with respect to an Award granted under the Restated Incentive Plan. These objectives may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, subsidiary, department or function within the Company or a subsidiary by which the participant is employed or in individual or other terms, and will relate to the period of time determined by the Compensation Committee.

With respect to any Award that is intended to meet the requirements of Section 162(m) of the Internal Revenue Code, the performance goal or goals for such award will be designed to be objective and will be with respect to one or more of the following: net earnings; operating income; earnings before interest, taxes, depreciation and amortization expenses (“EBITDA”); earnings before interest and taxes (“EBIT”); earnings before taxes and unusual or nonrecurring items; net income before interest, income and franchise taxes, depreciation and amortization expenses, and any unusual or non-recurring non-cash expenses or income (“Company EBITDA”); revenue; return on investment; return on equity; return on total capital; return on assets; total stockholder return; return on capital employed in the business; stock price performance; earnings per share growth; and cash flows. The performance objectives need not be based on increases or positive results, but may be based on maintaining the status quo or limiting economic losses, for example. Which performance objectives to use with respect to a Performance Award, the weighting of the performance objectives if more than one is used, and whether the performance objective is to be measured against a Company-established budget or target, an index or a peer group of companies, will be determined by the Compensation Committee at the time of grant of the Performance Award.

Payment of Performance Awards

To the extent earned and vested, Performance Awards will be paid, in cash and/or in shares, in the sole discretion of the Compensation Committee, in a lump sum following the close of the performance period. To the extent that the final settlement of a vested Award is made in shares, the amount payable under a Performance Award will be divided by the fair market value per share of common stock on the determination date and the value of any fractional shares will be paid in cash.

Bonus Shares

Grants of Bonus Shares will be subject to the discretion of the Compensation Committee. Bonus Shares will be in lieu of a cash bonus that otherwise would be granted, and each Bonus Share will constitute a transfer of an unrestricted share of common stock to the participant, without other payment therefor, as additional compensation for the participant’s services to the Company.

Phantom Shares

The Compensation Committee may grant awards of Phantom Shares (subject to the limitations set forth below) to such participants, in such amounts and with such terms and conditions as it may from time to time approve, subject to the terms of the Restated Incentive Plan. Phantom Shares are rights to receive a specified number of shares of common stock or cash equal to a specified number of shares of common stock at the end of a stated period of restriction. During the period of restriction, the participant will not have (i) any right to transfer any rights under the Phantom Shares, (ii) any rights of ownership in the Phantom Shares, or (iii) any right to vote the Phantom Shares. The Compensation Committee has discretion to place restrictions on dividends or other distributions paid on the Phantom Shares during the period of restriction of such shares. A Phantom Share Award may reserve the right of the Company to determine to settle such award in Shares, cash or a combination thereof prior to any applicable vesting date, to the extent such settlement would be permitted under the Restated Incentive Plan from available Shares.  Subject to adjustment under the Restated Incentive Plan, no participant may receive more than 300,000 Phantom Shares under the Restated Incentive Plan during any calendar year.

Cash Awards

In tandem with any other grant of an Award under the Restated Incentive Plan, the Compensation Committee may grant a Cash Award that will entitle the participant to receive a specified amount of cash from the Company upon such other tandem Award becoming taxable to the participant. Such cash amount awarded pursuant to a Cash Award may be based on a formula relating to the anticipated taxable income associated with such other tandem Award and the payment of the Cash Award, except that no Cash Award will be granted if it would (i) cause application of Section 409A of the Internal Revenue Code to either the Cash Award or such other tandem Award or (ii) result in adverse tax consequences under Section 409A of the Internal Revenue Code should that Code section apply to either Award.

Other Stock-Based Awards

In addition to other Awards, the Compensation Committee in its discretion may grant Other Stock-Based Awards (subject to the limitations set forth below) to such participants, in such amounts and with such terms and conditions as it may from time to time approve, subject to the terms of the Restated Incentive Plan. Other Stock-Based Awards are Awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of the Company’s common stock and deemed by the Compensation Committee to be consistent with the purposes of the Restated Incentive Plan. Other Stock-Based Awards will be paid in a lump sum, or share certificates will be issued, no later than 2 1/2 months after the date such awards vest. Subject to adjustment under the Restated Incentive Plan, the maximum number of shares or value pursuant to Other Stock-Based Awards that may be granted to any participant during any calendar year will not exceed 300,000 shares, if an Award is in Shares, or, $500,000, if the award is in dollars.

General Provisions Regarding All Awards

Term of the Restated Incentive Plan and Term of Awards

No Award will be granted under the Restated Incentive Plan after the 10th anniversary of the earlier of adoption by the Board or approval by the stockholders. However, unless otherwise expressly provided in the Restated Incentive Plan or in an applicable Award agreement, any Award granted prior to the termination of the Restated Incentive Plan, and the authority of the Board or the Compensation Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, will extend beyond the termination date of the Restated Incentive Plan.

Subject to the provisions of the Restated Incentive Plan, the Compensation Committee may determine the period for each Award, but in no event will the term of any Award exceed a period of 10 years from the date of its grant.

Limits on Transfer of Awards

Awards under the Restated Incentive Plan are generally not transferable, but, notwithstanding anything in the Restated Incentive Plan to the contrary, to the extent specifically provided for by the Compensation Committee with respect to a grant, (i) a nonqualified stock option may be transferred to immediate family members or related family trusts or similar entities on such terms and conditions as the Compensation Committee may establish, and (ii) an Award other than an incentive stock option may be transferred pursuant to a qualified domestic relations order.

Adjustments to Shares

In the event that the Compensation Committee determines that any dividend or other distribution (including, but not limited to, cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or similar corporate transaction or event affects the shares of common stock such that an adjustment is appropriate to prevent dilution or enlargement of the benefits or potential benefits under the Restated Incentive Plan, the Compensation Committee will make an appropriate and equitable adjustment to any or all of (i) the number and type of shares (or other securities or property) with respect to which Awards may be granted, (ii) the maximum number and type of shares (or other securities or property) with respect to which Awards may be granted to any single individual during any calendar year, (iii) the number and type of shares (or other securities or property) subject to outstanding Awards, and (iv) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

Change in Control

A change in control is defined under the Restated Incentive Plan generally as: (i) the consummation of any transaction (including, without limitation, any merger, consolidation, tender offer or exchange offer by one or more individuals or persons (as defined in the Restated Incentive Plan) but excluding certain permitted persons specifically mentioned in this definition), which results in an individual or person becoming the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then-outstanding securities; (ii) the individuals who, as of the date of the Restated Incentive Plan, constitute the Board cease for any reason to constitute at least a majority of the Board, subject to the exceptions in the Restated Incentive Plan; (iii) the sale, lease, transfer, conveyance, or other disposition (including by merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company to an unrelated person; or (iv) the adoption of a plan relating to liquidation or dissolution of the Company.

Notwithstanding any other provision of the Restated Incentive Plan to the contrary, all outstanding Awards granted on or prior to March 1, 2005 will automatically become fully vested immediately prior to an event that constitutes a change in control, any and all restrictions with respect to such Awards will lapse, and any and all performance criteria with respect to such Awards will be deemed to have been met in full (at the highest level).

For Awards granted after March 1, 2005, and notwithstanding any other provision of the Restated Incentive Plan to the contrary, if a participant’s employment with the Company (or a successor) and all of its affiliates terminates within two years after a change in control and (i) the termination was initiated by the Company (or a successor) other than a termination for cause or (ii) the termination was initiated by the participant after the participant’s good-faith determination that the termination was for good reason, then all Awards held by the affected participant will become fully vested immediately as of such employment termination date, any and all restrictions with respect to such Awards will lapse, and any and all performance criteria with respect to such Awards will be deemed to have been met in full (at the highest or maximum level). Unless the Company survives as an independent publicly traded company and subject to the exceptions listed in the Restated Incentive Plan, all Options outstanding at the time of the events giving rise to each affected participant’s right to change in control benefits under the Restated Incentive Plan will terminate and each affected holder of Options will be paid an amount in cash according to the terms of the Restated Incentive Plan.

Executive Compensation Clawback Policy

Participation in and awards granted under the Restated Incentive Plan are conditioned upon the participant’s compliance with the terms of the Company’s Executive Compensation Clawback Policy, pursuant to which the Company may withhold and forfeit compensation otherwise payable or seek recovery of compensation previously paid, as the case may be, in situations involving accounting restatements where the amount of compensation paid or payable was based, in whole or in part, on erroneous financial data or in other circumstances as the Executive Compensation Clawback Policy may identify from time to time.

Outstanding and Future Grants

No options were granted under the Restated Incentive Plan during 2014. As of April 8, 2015, under the Restated Incentive Plan there were (1) 176,250 shares of common stock subject to outstanding Options at exercise prices ranging from $6.98 to $26.84 and with expiration dates ranging from May 16, 2015 to March 15, 2017; and (2) 2,098,154 shares of restricted common stock scheduled to vest on dates ranging from March  15, 2016 to March 15, 2018. No other awards were outstanding under the Restated Incentive Plan as of April 8, 2015. On April 8, 2015, the closing market price of our common stock was $8.12.

It is not possible at this time to determine the awards that will be made in the future pursuant to the Restated Incentive Plan. No grants have been made that are contingent on the approval of the amendment by our stockholders. Options and other awards may be granted in the future under the Restated Incentive Plan, as may be amended by the amendment, within the discretion of the Compensation Committee. Options that have been granted in the past are set forth in the following table.

Option Grants under Restated Incentive Plan

Name and Principal Position	Number of Securities Underlying Options Granted (1)
T. M. “Roe” Patterson, President and Chief Executive Officer	20,000
Alan Krenek, Senior Vice President and Chief Financial Officer	40,000
James F. Newman, Group Vice President, Permian Business Unit	-
William T. Dame, Vice President, Pumping Services	10,000
James E. Tyner, Vice President, Human Resources	15,000
All current executive officers as a group	-
Each nominee for election as a director	117,500
Each associate of such executive officers, directors or nominees	-
Each other person who received or is to receive 5% of such options	-
All employees, including all current officers who are not executive officers, as a group	77,500
Total	280,000

(1) Principal position as of December 31, 2014.

Information regarding awards received by or allocated to our named executive officers in 2014 under the Restated Incentive Plan can be found in the table under “Grants of Plan-Based Awards — 2014” on page 25. Information regarding awards received by or allocated to our directors in 2014 under the Restated Incentive Plan can be found under “Executive Compensation Matters — Director Compensation” on page 34.  Up to 1,710,634 shares of common stock could be issued, if earned, to all employees, including executive officers, under phantom share and performance-based phantom share awards granted in 2015.  The issuance of these shares of upon the settlement of phantom share and performance-based phantom share awards would be made only if such settlement was determined by the Compensation Committee and if such settlement was permitted from available shares under the Restated Incentive Plan.  Accordingly, such determination and settlement would be continent upon stockholder approval of the additional available shares under the proposed amendments to the Restated Incentive Plan.

U.S. Federal Income Tax Consequences of the Restated Incentive Plan

In General

The Plan is not qualified under Section 401(a) of the Internal Revenue Code (the “Code”).

The following summary is based on the applicable provisions of the Code as currently in effect and the income tax regulations and proposed income tax regulations thereunder.

Status of Options

Options granted under the Restated Incentive Plan may be either incentive stock options or nonqualified options. Under certain circumstances, an incentive stock option may be treated as a nonqualified option. The tax consequences both to the optionee and to the Company differ depending on whether an Option is an incentive stock option or a nonqualified option.

Nonqualified Options

No federal income tax is imposed on the optionee upon the grant of a nonqualified option. Upon the exercise of a nonqualified option, the optionee will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon exercise will be the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock. At the time common stock received upon exercise of a nonqualified option is disposed of, any difference between the fair market value of the shares of common stock at the time of exercise and the amount realized on the disposition will be treated as capital gain or loss.

Upon an optionee’s exercise of a nonqualified option, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the optionee, assuming the Company satisfies the federal income tax reporting requirements with respect to such compensation. The Company is not entitled to any tax deduction in connection with a subsequent disposition by the optionee of the shares of common stock.

Incentive Stock Options

No federal income tax is imposed on the optionee upon the grant of an incentive stock option. The optionee would recognize no taxable income upon exercise of an incentive stock option if the optionee (a) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the Option was granted or within one year after the shares of common stock were transferred to the optionee (the “Holding Period”) and (b) is an employee of either (i) the Company, (ii) the parent company or a subsidiary of the Company or (iii) a corporation which has assumed such Option as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the Option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition would be treated as a capital gain or loss. The Company would not be entitled to any deduction in connection with the grant or exercise of the Option or the disposition of the shares of common stock so acquired.

Restricted Stock

A participant generally will not recognize taxable income upon the grant of Restricted Stock, and the recognition of any income will be postponed until such shares are no longer subject to restrictions on transfer or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income equal to the fair market value of the Restricted Stock at the time of such lapse. A participant may elect to be taxed at the time of the grant of Restricted Stock and, if this election is made, the participant will recognize ordinary income equal to the excess of the fair market value of the Restricted Stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the participant for such Restricted Stock. In each case, subject to Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Performance Awards and Other Stock-Based Awards

In general, a participant who receives a Performance Award or Other Stock-Based Award will not be taxed on receipt of the Award, but instead the fair market value of the cash or common stock received will be taxable as ordinary income on the date that the cash or common stock is received in payment of the Award. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Bonus Shares

In general, the fair market value of Bonus Shares will be taxable as ordinary income on the date the Bonus Shares are received. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Phantom Shares

The amount received upon receipt of cash or stock pursuant to an award of Phantom Shares is included in taxable income at the time the cash or stock is received. In the case of receipt of stock the amount included in income is the fair market value of the stock received. Subject to Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Cash Awards

Generally, a Cash Award would be compensation income, subject to tax at ordinary income tax rates when paid. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Additional Tax Consequences

Section 162(m) of the Code places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as “performance based” compensation under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1 million limit. Generally, Options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other Awards may or may not so qualify, depending on their terms.

PROPOSAL 3:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking stockholders to approve, on a non-binding advisory basis, the Company’s compensation of its named executive officers as disclosed in this proxy statement. At our 2012 Annual Meeting of Stockholders, our Board recommended, and a majority of our stockholders approved, the voting on this advisory vote each year.  As described above in “Compensation Discussion and Analysis,” the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

•	attract, reward and retain the highest quality executive officers;
•	recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality;
•	provide motivation toward, and reward the accomplishment of, corporate annual objectives;
•	align executive officers’ compensation to stockholder interests; and
•	align executive officers’ incentives with both the short-term and long-term goals of the Company.

We urge stockholders to read “Compensation Discussion and Analysis” beginning on page 15 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as “Executive Compensation Matters” and related compensation tables and narrative beginning on page 24, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has and will contribute to the Company’s recent and long-term success.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following resolution at the 2015 Annual Meeting of Stockholders:

RESOLVED, that the stockholders of Basic Energy Services, Inc. (the “Company”) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Matters sections and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2015 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

A majority of the votes cast is required to approve this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

The Board of Directors unanimously recommends that you vote FOR this proposal.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee has selected KPMG LLP as the Company’s independent auditor for fiscal year 2015, and the Board of Directors is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Company’s independent auditor to be engaged, retained and supervised by the Audit Committee, the Board is submitting the selection of KPMG LLP for ratification by stockholders as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote is required to approve the ratification of the selection of KPMG as the Company’s independent auditor for the current fiscal year.

The Board of Directors unanimously recommends that you vote FOR this proposal.

OTHER MATTERS

Management knows of no other business that will be presented to the meeting for a vote. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

The Company is soliciting proxies for the 2015 Annual Meeting and will bear the cost of solicitation. In addition to solicitation by mail, certain of the directors, officers or regular employees of the Company may, without extra compensation, solicit the return of proxies by telephone or electronic media. Arrangements will be made with brokerage houses, custodians and other fiduciaries to send proxy material to their principals, and the Company will reimburse these parties for any out-of-pocket expenses.

PROPOSALS OF STOCKHOLDERS FOR 2016 ANNUAL MEETING

The Company expects that its 2016 annual meeting of stockholders will be held in May 2016 consistent with prior annual meetings. Stockholders of record who intend to submit a proposal at the annual meeting of stockholders in 2016 must provide written notice to the Company in accordance with the Company’s Bylaws. Under the Company’s Bylaws, such notice must be received at the Company’s principal executive offices, addressed to the Secretary of the Company, not earlier than January 22, 2016 nor later than February 21,  2016, which are dates at least 90 days but not more than 120 days in advance of the first anniversary of the date of the Company’s 2015 Annual Meeting.

Stockholders who intend to submit a proposal at the annual meeting of stockholders in 2016 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed in the Company’s Bylaws and Rule l4a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in the proxy materials, stockholder proposals must be received by the Secretary of the Company at the Company’s principal executive offices not earlier than January 22,  2016 nor later than February 21,  2016. Stockholders are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

 Based solely upon a review of reports on Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2014, reports on Form 5 and amendments thereto furnished to the Company with respect to fiscal 2014, and written representations from officers and directors that no Form 5 was required to be filed, except as set forth below, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of more than 10% of the common stock under Section 16(a) of the Securities Exchange Act of 1934, as amended, were complied with during fiscal 2014.   Mr. Taylor filed a Form 4 on March 20, 2014 with respect to a reportable transaction occurring effective March 17, 2014 for the withholding of vested shares (based on a closing price per share on March 17, 2014).

ADDITIONAL INFORMATION

We are required to provide an Annual Report to stockholders of the Company for the year ended December 31, 2014, including audited financial statements, to stockholders who receive this proxy statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the year ended December 31, 2014 (without exhibits), are available free of charge to stockholders who forward a written request to: Secretary, Basic Energy Services, Inc., 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102. You may also review the Company’s filings with the Securities and Exchange Commission by visiting our website at www.basicenergyservices.com.

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that the broker will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker.

The Corporate Governance Guidelines, the Code of Ethics and the charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are also available on the Company’s website at www.basicenergyservices.com, and copies of these documents are available to stockholders, without charge, upon request.

Annex A

Sixth Amended and Restated
Basic Energy Services, Inc.
2003 Incentive Plan

(effective May 21, 2015)

SECTION 1. Purpose of the Plan.

The Sixth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Plan”) is intended to promote the interests of Basic Energy Services, Inc. (formerly named BES Holding Co.), a Delaware corporation (the “Company”), by encouraging officers, employees, directors and consultants of the Company and its Affiliates to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

Effective as of the effective date of the Plan as set forth in Section 10 hereunder, all outstanding stock options and other Awards granted under the Plan (including Awards previously assumed by the Company under predecessor plans) prior to this amendment and restatement, are assumed and continued hereunder.  All outstanding Awards that are assumed and continued under this Plan, as amended and restated, shall remain subject to their individual Award Agreements for each such outstanding Award.

SECTION 2.  Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code) and (iii) any “subsidiary corporation” of any such parent (as defined in Section 424(f) of the Code) thereof.

“Award” shall mean any Option, Restricted Stock, Performance Award, Phantom Shares, Bonus Shares, Other Stock-Based Award or Cash Award.

“Award Agreement” shall mean any written or electronic agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Bonus Shares” shall mean an award of Shares granted pursuant to Section 6(d) of the Plan.

“Cash Award” shall mean an award payable in cash granted pursuant to Section 6(f) of the Plan.

“Change in Control” shall mean the occurrence of any one of the following:

(a) the consummation of any transaction (including without limitation, any merger, consolidation, tender offer, or exchange offer) the result of which is that any individual or “person” (as such term is used in Sections 13(d)(3) and 14(d)(2), of the Securities Exchange Act of 1934 (the “Exchange Act”)), other than (i) Southwest Royalties Holdings, Inc. and its “affiliates” (as such term is defined in Rule 144 under the Exchange Act), (ii) Credit Suisse First Boston Corporation and its “affiliates” (as such term is defined in Rule 144 under the Exchange Act), (iii) the Company or any Affiliates controlled by the Company, (iv) any employee benefit plan of the Company or any of its Affiliates or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then-outstanding securities;

(b) the individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, or (ii) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board;

(c) the sale, lease, transfer, conveyance or other disposition (including by merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company to an unrelated person; or

(d) the adoption of a plan relating to the liquidation or dissolution of the Company.

Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of change in control under Section 409A of the Code as in effect commencing January 1, 2005 and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Change in Control as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

“Committee” shall mean the Compensation Committee appointed by the Board to administer the Plan or, if none, the Board.  As long as any class of Common Stock be registered under Section 12(g) of the Exchange Act, the Committee shall be composed of not less than two (2) members of the Board, each of whom shall meet the definition of (i) “nonemployee director” for purposes of Rule 16b-3 promulgated by the SEC under the Exchange Act, (ii) an “outside director” under Section 162(m) of the Code and (iii) as long as the Company’s shares are listed in the New York Stock Exchange, an “independent director” as defined in Rule 303A.02 of the NYSE Listed Company Manual.

“Company” shall mean the corporation described in Section 1 of the Plan.

“Consultant” shall mean any individual, other than a Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate for a fee.

“Covered Person” shall mean each “covered employee” as defined in Section 162(m) of the Code.

“Director” shall mean a “non-employee director” of the Company, as defined in Rule 16b-3.

“Employee” shall mean any employee of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Executive Compensation Clawback Policy” shall mean the policy then maintained by the Company, as adopted effective March 12, 2013, as the same may be amended from time to time by the Board, pursuant to which the Company may withhold and forfeit compensation otherwise payable or seek recovery of compensation previously paid, as the case may be, in situations involving accounting restatements where the amount of compensation paid or payable was based, in whole or in  part, on erroneous financial data or in other circumstances as the Executive Compensation Clawback Policy may identify from time to time, including any forfeiture policies and circumstances required under applicable law or the rules of any national securities exchange on which the Shares are listed.

“Fair Market Value” shall mean, with respect to Shares, the fair market value determined in good faith by the Committee, which may be conclusively deemed by the Committee to be the closing sales price (or, if applicable, the highest reported bid price) of a Share on the applicable date (or if there is no trading in the Shares on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If the Shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

“Option” shall mean an option granted under Section 6(a) of the Plan. Options granted under the Plan may constitute “incentive stock options” for purposes of Section 422 of the Code or nonqualified stock options that are not intended to satisfy the requirements of Section 422 of the Code.

“Other Stock-Based Award” shall mean an award granted pursuant to Section 6(g) of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a Share.

“Participant” shall mean any Director, Employee or Consultant granted an Award under the Plan.

“Performance Award” shall mean any right granted under Section 6(c) of the Plan.

“Performance Objectives” means the objectives, if any, established by the Committee that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, subsidiary, department or function within the Company or a subsidiary in which the Participant receiving the Award is employed or in individual or other terms, and which will relate to the period of time determined by the Committee. The Performance Objectives intended to qualify under Section 162(m) of the Code shall be with respect to one or more of the following: (i) net earnings; (ii) operating income; (iii) earnings before interest and taxes (“EBIT”); (iv) earnings before interest, taxes, depreciation, and amortization expenses (“EBITDA”); (v) earnings before taxes and unusual or nonrecurring items; (vi) net income before interest, income and franchise taxes, depreciation and amortization expenses, and any unusual or non-recurring non-cash expenses or income (“Company EBITDA”); (vii) revenue; (viii) return on investment; (ix) return on equity; (x) return on total capital; (xi) return on assets; (xii) total stockholder return; (xiii) return on capital employed in the business; (xiv) stock price performance; (xv) earnings per share growth; and (xvi) cash flows. Which objectives to use with respect to an Award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies, shall be determined by the Committee in its discretion at the time of grant of the Award. A Performance Objective need not be based on an increase or a positive result under a particular business criterion and may include, for example, maintaining the status quo or limiting economic losses.

“Person” shall mean individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Phantom Shares” shall mean an Award of the right to receive Shares issued at the end of a Restricted Period, an amount of cash equal to a specified number of Shares, or a combination thereof, which is granted pursuant to Section 6(e) of the Plan.

“Plan” shall mean the plan described in Section 1 of the Plan and set forth in this document, as amended from time to time.

“Restricted Period” shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

“Restricted Stock” shall mean any Share, prior to the lapse of restrictions thereon, granted under Sections 6(b) of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

“Shares” or “Common Shares” or “Common Stock” shall mean the common stock of the Company, $0.01 par value, and such other securities or property as may become the subject of Awards under the Plan.

“Termination for Cause” shall mean, unless eliminated or otherwise defined by the Committee in a Participant’s Award, the occurrence of any of the following events:

(i) the commission by Participant of a material act of willful misconduct including, but not limited to, the willful violation of any material law, rule, regulation or cease and desist order applicable to Participant or the Company (other than a law, rule or regulation relating to a minor traffic violation or similar offense), or an act which constitutes a breach of a fiduciary duty owed to the Company by Participant involving personal profit;

(ii) the commission by Participant of an act of dishonesty relating to the performance of Participant’s duties, habitual unexcused absence from work, willful failure to perform duties in any material respect (other than any such failure resulting from Participant’s incapacity due to physical or mental illness or disability), or gross negligence in the performance of duties resulting in material damage or injury to the Company, its reputation or goodwill (provided, however, that in the event of Participant’s willful failure to perform duties in any material respect, Participant shall be provided with written notice of such event and shall be provided with a reasonable opportunity, and in no event more than 30 days, to cure such failure to perform his duties); or

(iii) any felony conviction of Participant or any conviction involving dishonesty, fraud or breach of trust (other than for a minor traffic violation or similar offense), whether or not in the line of duty.

“Termination for Good Reason” shall mean, unless eliminated or otherwise defined by the Committee in a Participant’s Award, any nonconsentual (i) material reduction in the Participant’s authority, duties or responsibilities; (ii) reduction in the Participant’s compensation by more than 20 percent from the compensation (excluding Awards pursuant to this Plan or other stock-based compensation) paid by the Company during the completed fiscal year prior to the Change of Control; or (iii) change caused by the Company in the Participant’s office location of more than 35 miles from its location on the date of the Change in Control; provided, however, that the Participant terminates his employment with the Company and its Affiliates hereunder within 120 days following the date on which the Participant has actual notice of the event that gives rise to the Termination for Good Reason.

SECTION 3.  Administration.

(e) General.  The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee who are present at any meeting thereof at which a quorum is present, or the acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

(f) Committee Authority.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; provided, however, the Committee shall not take any action otherwise authorized under this Section 3(b) to the extent that (i) such action would cause (A) the application of Section 162(m) or 409A of the Code to the Award or (B) create adverse tax consequences under Section 162(m) or 409A of the Code should either or both of those Code sections apply to the Award or (ii) materially reduce the benefit to the Participant without the consent of the Participant. No member of the Committee shall vote or act upon any matter relating solely to himself and grants of Awards to members of the Committee must be ratified by the Board. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee. No member of the Board or Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder and the members of the Board and Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the full extent permitted by law.

SECTION 4.  Shares Available for Awards.

(g) Shares Available.  Subject to adjustment as provided in Section 4(c), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be up to 11,350,000 Shares (including after giving effect to a 5-for-1 stock split effected as a stock dividend on September 26, 2005). Except for withholding of Shares for payment of taxes or exercise price, if any Award is exercised, paid, forfeited, terminated or canceled without the delivery of Shares, then the Shares covered by such Award, to the extent of such payment, exercise, forfeiture, termination or cancellation, shall again be Shares with respect to which Awards may be granted. Awards will not reduce the number of Shares that may be issued pursuant to the Plan if the settlement of the Award will not require the issuance of Shares, as, for example, an Other Stock-Based Award that can be satisfied only by the payment of cash. In addition, for purposes of clarification, Awards that may require the issuance of Shares upon settlement based on a right of the Company to determine to settle such Award in any Shares after the date of issuance and prior to vesting shall not reduce the number of Shares that may be issued pursuant to the Plan unless and until such right of the Company is exercised and determination has been made.

(h) Sources of Shares Deliverable Under Awards.  Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares and shall be fully paid and nonassessable.

(i) Adjustments.  In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the maximum number and type of Shares (or other securities or property) with respect to which Awards may be granted to any single individual during any calendar year, (iii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iv) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

SECTION 5.  Participation.

(j) Eligibility for Participation. Any Employee, Director or Consultant shall be eligible to be designated a Participant and to receive an Award under the Plan.

(k) Conditions to and Limitations upon Participation. Subject to applicable law and the terms of Awards outstanding and issued prior to March 12, 2013 that are assumed and continued under this Plan, the acceptance by any Employee, Director or Consultant of the designation as a Participant, and his acceptance of the payment or grant of any Award, is conditioned upon the Participant’s compliance with the terms of the Executive Compensation Clawback Policy. The Committee may require a Participant to affirmatively acknowledge and agree to the application of the Executive Compensation Clawback Policy in connection with his participation in the Plan upon his initial designation as a Participant, prior to the payment or grant of any Award and/or at any other time the Committee so determines; provided, however, that any such affirmative acknowledgement and agreement is intended only to supplement the Company’s ability to enforce the Executive Compensation Clawback Policy; and provided further, that the absence of any such affirmative acknowledgement and consent shall not diminish the Company’s ability to enforce the terms of the Executive Compensation Clawback Policy as an express condition to participate in, and receive benefits under, the Plan.

SECTION 6.  Awards.

(l) Options.  Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i) Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted, but shall not be less than the Fair Market Value per Share on such grant date.

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part (which may include the achievement of one or more Performance Objectives), and the method or methods by which, and the form or forms, in which payment of the exercise price with respect thereto may be made or deemed to have been made (which may include, without limitation, cash, check acceptable to the Company, Shares held for the period required to avoid a charge to the Company’s reported financial earnings and owned free and clear of any liens, claims, encumbrances or security interests, outstanding Awards, a “cashless-broker” exercise (through procedures approved by the Committee and the Company), other securities or other property, notes approved by the Committee, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price); provided, however, in order to exercise an Option, the Person or Persons entitled to exercise the Option shall deliver to the Company payment in full for the Shares being purchased and, unless other arrangements have been made with, or procedures have been established and approved by, the Committee, any required withholding taxes.

(iii) Incentive Stock Options.  The terms of any Option granted under the Plan intended to be an incentive stock option shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Incentive stock options may be granted only to employees of the Company and its parent corporation and subsidiary corporations, within the meaning of Section 424 of the Code while each such entity is a “Corporation” described in Section 7701(a)(3) of the Code and Treas. Reg. Section 1.421-1(i)(1). To the extent the aggregate Fair Market Value of the Shares (determined as of the date of grant) of an Option to the extent exercisable for the first time during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Option Shares in excess of $100,000 shall be nonqualified stock options. No Option that is an incentive stock option shall be exercisable after the expiration of 10 years from its date of grant. Notwithstanding anything herein to the contrary, in no event shall any person owning stock possessing more than 10% of the total combined voting power of the Company and its Affiliates be granted an incentive stock option hereunder unless (1) the Option exercise price shall be at least 110% of the Fair Market Value of the Shares subject to such Option at the time the Option is granted and (2) the term during which such Option is exercisable does not exceed five years from its date of grant.

(iv) Limits. Subject to adjustment as provided in Section 4(c), the maximum number of Options that may be granted to any Participant during any calendar year shall not exceed 300,000 Shares.

(m) Restricted Stock.  Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including Performance Objectives, if any, under which if not achieved, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

(i) Dividends.  Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of Common Stock, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions, all as determined by the Committee in its discretion.

(ii) Registration.  Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iii) Forfeiture and Restrictions Lapse.  Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Stock, upon termination of a Participant’s employment (as determined under criteria established by the Committee) for any reason during the applicable Restricted Period, all Restricted Stock shall be forfeited by the Participant and reacquired by the Company. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

(iv) Transfer Restrictions. During the Restricted Period, Restricted Stock will be subject to the limitations on transfer as provided in Section 6(h)(i).

(v) Limits.  Subject to adjustment as provided in Section 4(c), the maximum number of Shares of Restricted Stock that may be granted to any Participant during any calendar year shall not exceed 300,000 Shares of Restricted Stock.

(n) Performance Awards.  The Committee shall have the authority to determine the Participants who shall receive a Performance Award, which shall be denominated as a cash amount (e.g., $100 per award unit) at the time of grant and confer on the Participant the right to receive payment of such Award, in whole or in part, upon the achievement of such Performance Objectives during such performance periods as the Committee shall establish with respect to the Award.

(i) Terms and Conditions.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Objectives to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award. In the case of any Performance Award granted to a Covered Person in any calendar year in which any class of Common Stock is registered under Section 12(g) of the Exchange Act, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations issued thereunder (including Treasury Regulation Section 1.162-27 and any successor regulation thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is “substantially uncertain” at the time of grant. In addition, achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than six (6) months and not more than ten (10) years, as specified by the Committee. Performance goals in the case of any Performance Award granted to a Covered Person in any year in which any class of Common Stock is registered under Section 12(g) of the Exchange Act shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Award, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code. Subject to Section 8, the Committee shall not exercise discretion to increase any amount payable in respect of a Performance Award which is intended to comply with Section 162(m) of the Code.

(ii) Payment of Performance Awards.  Performance Awards, to the extent earned and vested, shall be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum following the close of the performance period. Except as may otherwise be required under Section 409A of the Code, cash payments or tendered stock certificates (or Shares in book-entry form) described in the immediately preceding sentence shall be made by the later of (i) the date that is 2-1/2 months after the end of the Participant’s first taxable year in which the Performance Award is earned and payable under the Plan and (ii) the date that is 2-1/2 months after the end of the Company’s first taxable year in which the Performance Award is earned and payable under the Plan, and such payment shall not be subject to any election by the Participant to defer the payment to a later period. To the extent that the final settlement of a vested Award is to be made in Shares, the amount payable under a Performance Award shall be divided by the Fair Market Value per Share on the determination date and a stock certificate (or Shares in book-entry form) evidencing the resulting Shares (to the nearest full share) shall be delivered to the Participant, or his personal representative, and the value of any fractional shares will be paid in cash. The Company will also retain the right under any of its deferred compensation plans to make additional contributions related to these Awards into a deferred compensation plan, which Award will not vest until retirement or certain conditions of termination as provided by that plan.

(iii) Limits. The maximum value of Performance Awards that may be granted to any Participant during any calendar year shall not exceed $2,000,000 calculated as of the date of grant.

(o) Bonus Shares.  The Committee shall have the authority, in its discretion, to grant Bonus Shares to Participants. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, without other payment therefor, as additional compensation for the Participant’s services to the Company. Bonus Shares shall be in lieu of a cash bonus that otherwise would be granted.

(p) Phantom Shares. The Committee shall have the authority to grant Awards of Phantom Shares to Participants upon such terms and conditions as the Committee may determine.

(i) Terms and Conditions.  Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including Performance Objectives, if any, as the Committee may specify at the date of grant. Payment shall be made in a lump sum no later than 2½ months after the end of the Restricted Period. During the Restricted Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Phantom Shares and shall not have any right to vote such Shares.  A Phantom Share Award may reserve the right of the Company to determine to settle such award in Shares, cash or a combination thereof prior to any applicable vesting date, to the extent such settlement would be permitted under the Plan from available Shares.

(ii) Dividends.  Any Phantom Share award may provide that an amount equal to any or all dividends or other distributions paid on Shares during the Restricted Period be credited in a cash bookkeeping account (without interest) or that equivalent additional Phantom Shares be awarded, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

(iii) Limits.  Subject to adjustment as provided in Section 4(c), the maximum number of Phantom Shares that may be granted to any Participant during any calendar year shall not exceed 300,000 Phantom Shares.

(iv) Additional Limitations.  Notwithstanding any other provision of this Section 6(e) to the contrary, any such Phantom Shares Award granted under the Plan shall contain terms that (i) are designed to avoid application of Section 409A of the Code to the Award or (ii) are designed to avoid adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

(q) Cash Awards.  The Committee shall have the authority to determine the Participants to whom Cash Awards shall be granted, the amount, whether the Cash Awards may be voluntarily or shall be involuntarily deferred in a Company deferred compensation plan, and the terms or conditions, if any, as additional compensation or as deferred compensation for the Participant’s services to the Company or its Affiliates. If granted, a Cash Award shall be granted (simultaneously or subsequently) in tandem with another Award and shall entitle a Participant to receive a specified amount of cash from the Company upon such other Award becoming taxable to the Participant, which cash amount may be based on a formula relating to the anticipated taxable income associated with such other Award and the payment of the Cash Award; provided, however, a Cash Award shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to either Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to either Award.

(r) Other Stock-Based Awards.  The Committee may also grant to Participants an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, including the Performance Objectives, if any, applicable to such Award, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Notwithstanding any other provision of the Plan to the contrary, any Other Stock-Based Award shall contain terms that (i) are designed to avoid application of Section 409A of the Code or (ii) are designed to avoid adverse tax consequences under Section 409A should that Code section apply to such Award. Payment shall be made in a lump sum, or Share certificates (or Shares in book-entry form) issued, no later than 21/2 months after the date such Other Stock-Based Award becomes vested. Subject to adjustment as provided in Section 4(c) insofar as that provision relates to Shares, the maximum number of Shares or value for which Other Stock-Based Awards may be granted to any Participant during any calendar year shall not exceed 300,000 Shares, if the Award is in Shares, or $500,000, if the Award is in dollars.

(s) General.
(i) Limits on Transfer of Awards.
A.

Except as provided in (C) below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.

B.

Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Stock, to the Company). Any such attempted or purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void, ineffective and unenforceable against the Company or any Affiliate, and shall give no right to the purported transferee, and shall at the sole discretion of the Committee result in the forfeiture of the Award with respect to the Award involved in such attempted or perpetual transfer or encumbrance.

C.

Notwithstanding anything in the Plan to the contrary, to the extent specifically provided by the Committee with respect to a grant, (1) a nonqualified stock option may be transferred to immediate family members or related family trusts, or similar entities on such terms and conditions as the Committee may establish, and (2) an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order described in Section 414(p) of the Code.

(ii) Term of Awards.  Subject to the terms of the Plan, the term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Award exceed a period of 10 years from the date of its grant.

(iii) Share Certificates.  All certificates for Shares or other securities of the Company (or Shares in book-entry form) delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates (or Shares in book-entry form) to make appropriate reference to such restrictions.

(iv) Consideration for Grants.  Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

(v) Delivery of Shares or other Securities upon Payment by Participant of Consideration.  No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company (including Shares being withheld in accordance with Section 9(b) or any applicable Award agreement).

(vi) Section 409A Considerations.  Awards granted shall contain terms that (i) are designed to avoid application of Section 409A of the Code to the Award or (ii) are designed to avoid adverse tax consequences under Section 409A of the Code should that Code Section apply to the Award. Dividend payments under any Award (which are paid directly to any Participant and which are otherwise subject to Section 409A) shall be made monthly (if any) as of the last business day of each month, which payment date is intended to be a fixed time or schedule under Treasury Regulation 1.409A-3(a)(4).

(vii) 409A Specified Employee. If the Participant is a “specified employee,” as defined in 409A and the applicable regulations, except to the extent permitted under Section 409A of the Code, no payment of any Award that is subject to Section 409A of the Code (after taking into account all applicable exceptions to Section 409A of the Code, including but not limited to the exceptions for short-term deferrals and for “separation pay only upon an involuntary separation from service”) shall be made under the Plan on account of the Participant’s “separation from service,” as defined in Section 409A of the Code, with the Company until the later of the date prescribed for payment in the Award and the first day of the seventh calendar month that begins after the date of the Participant’s separation from service (or, if earlier, the date of death of the Participant). Any such amounts shall be aggregated and paid in a lump sum.

SECTION 7.  Amendment and Termination.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(t) Amendments to the Plan.  Except as required by applicable law or the rules of the principal securities exchange or market on which the shares are traded and subject to Section 7(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person.

(u) Amendments to Awards. Subject to (d) below, the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 7(c), in any Award shall reduce the benefit to Participant without the consent of such Participant. In no event shall the Committee, if not the Board, take action without the approval of the Board that constitutes a “repricing” of an Option for financial accounting purposes, and any Board-approved repricing shall be inoperative and ineffective unless and until approved by the stockholders.

(v) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  Subject to (d) below, the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, that any such election would not (i) cause the application of Section 409A of the Code to the Award or (ii) create adverse tax consequences under Section 409A of the Code should Section 409A apply to the Award.

(w) Section 162(m).  The Committee, in its sole discretion and without the consent of the Participant, in addition to adjustments that may be made pursuant to Section 7(c) above, may amend (i) any stock-based Award to reflect (1) a change in corporate capitalization, such as a stock split or dividend, (2) a corporate transaction, such as a corporate merger, a corporate consolidation, any corporate separation (including a spinoff or other distribution of stock or property by a corporation), any corporate reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), (3) any partial or complete corporate liquidation, or (4) a change in accounting rules required by the Financial Accounting Standards Board and (ii) any Award that is not intended to meet the requirements of the performance based compensation exception to Section 162(m) of the Code, to reflect a significant event that the Committee, in its sole discretion, believes to be appropriate to reflect the original intent in the grant of the Award. With respect to an Award that is subject to Section 162(m) of the Code, subject to Section 8, the

Committee (i) shall not take any action that would disqualify such Award as performance based compensation and (ii) must first certify that the Performance Objectives, if applicable, have been achieved before the Award may be paid.

SECTION 8.  Change in Control.

(a)Awards Granted on or Prior to  March 1, 2005.  Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control of the Company all outstanding Awards granted on or prior to March 1, 2005 shall automatically become fully vested immediately prior to such Change in Control (or such earlier time as set by the Committee), all restrictions, if any, with respect to such Awards shall lapse, and all performance criteria, if any, with respect to such Awards shall be deemed to have been met in full (at the highest level).

(b)Awards Granted After March 1, 2005.  With respect to Awards granted after March 1, 2005, notwithstanding any other provision of this Plan to the contrary, in the event that a Participant’s employment with the Company (or a successor) and all of its Affiliates terminates within 2 years after a Change in Control of the Company and (i) such termination of employment was initiated by the Company (or a successor) other than for a Termination for Cause or (ii) such termination of employment was initiated by a Participant after determining in the Participant’s good faith reasonable judgment that the termination is a Termination for Good Reason, all such Awards of each affected Participant shall become fully vested immediately as of such employment termination date, all restrictions, if any, with respect to such Awards shall lapse, and all performance criteria, if any, with respect to such Awards shall be deemed to have been met in full (at the highest or maximum level). Unless the Company survives as an independent publicly traded company, all Options outstanding at the time of the events that give rise to each affected Participant’s right to Change in Control benefits hereunder shall terminate and the Optionee shall be paid, with respect to each Option, an amount in cash equal to the excess of the Fair Market Value of a Share over the Option’s exercise price (if the Option exercise price exceeds the Fair Market Value of a Share on such date, the Optionee shall be paid an amount in cash equal to the lesser of $1.00 or the Black-Scholes value of the cancelled Option as determined in good faith by the Board), unless and except to the extent provision is made in writing in connection with such Change in Control event or transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue as fully vested and immediately exercisable Options in the manner and under the terms so provided.

SECTION 9.  General Provisions.

(x) No Rights to Awards.  No Director, Employee, Consultant or other Person shall have any claim to be granted any Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards, and the terms and conditions of Awards need not be the same with respect to each recipient.

(y) Withholding.  The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable taxes payable at the minimum statutory rate in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes at the minimum statutory rate. In addition, the Committee may provide, in an Award Agreement, that the Participant shall have the right to direct the Company to satisfy the Company’s actual tax withholding obligation through the “constructive” tender of already-owned Shares or the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award.

(z) No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or other service relationship at any time, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(aa) Governing Law.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law.

(bb) Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the

Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(cc) Other Laws.  The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

(dd) Unfunded Plan.  Neither the Plan nor the Award shall create or be construed to create a trust or separate fund or funds. Neither the Plan nor any Award shall establish any kind of a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

(ee) No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(ff) Substitute Awards.  Awards may be granted from time to time in substitution for similar awards held by employees or directors of other corporations who become Employees or Directors of the Company or its Affiliates as the result of a merger or consolidation of such director or employee’s employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of such director or employee’s employing corporation, or the acquisition by the Company or any Affiliate of the stock of such director or employee’s employing corporation. The terms and conditions of substitute Awards granted shall comport with the terms and conditions set forth in the Plan.

(gg) Shareholder Agreements.  The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders’ agreement or repurchase agreement in such form as approved from time to time by the Board.

(hh) Gender, Tense and Headings.  Whenever the context requires, words of the masculine gender used herein shall include the feminine and neuter and words used in the singular shall include the plural. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(ii) No Guarantee of Tax Consequences.  None of the Board, the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

SECTION 10.  Effective Date of the Plan.

The Plan, as hereby amended and restated, shall be effective on the date it is approved and adopted by the Board, including with respect to all Awards granted on or after March 1, 2005, except as otherwise provided in the Plan.

SECTION 11. Term of the Plan.

No Award shall be granted under the Plan after March 18, 2025 (the 10th anniversary of March 18, 2015, which is the date this Plan was initially adopted by the Board subject to the approval of the Plan, as amended and restated, by the stockholders of the Company). However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M88671-P59572

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BASIC ENERGY SERVICES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Steven A. Webster
02) Sylvester P. Johnson IV
03) T.M. "Roe" Patterson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: This proxy, when properly executed, will be voted in the manner directed herein. **If no direction is made, this proxy will be voted as to all shares of undersigned FOR the election of each of the nominees listed in Proposal 1, For Proposals 2, 3 and 4, and in the discretion of proxies with respect to such other business as may properly come before the meeting and any adjournments or postpones thereof.** This proxy is revocable. The undersigned hereby revokes any proxy or proxies to vote or act with respect to such shares heretofore given by the undersigned.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

A - 1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M88672-P59572

BASIC ENERGY SERVICES, INC.
Annual Meeting of Stockholders
May 21, 2015, 10:00 AM
This proxy is solicited by the Board of Directors

The 2015 Annual Meeting of the Stockholders of Basic Energy Services, Inc. (the "Company") will be held on Thursday, May 21, 2015 at 10:00 a.m., local time, at the Fort Worth Club, located at 306 W. 7th Street, Fort Worth, Texas 76102. The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby constitutes and appoints T. M. "Roe" Patterson and Alan Krenek, or either of them, his true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote at the 2015 Annual Meeting scheduled to be held on May 21, 2015, or at any adjournment or postponement thereof, on all matters coming before said meeting, all shares of Common Stock of the Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side